                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                       ADVANCED BIOTHERAPY CONCEPTS, INC.
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)  Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------
         2)  Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

         ---------------------------------------------------------------------
         2)  Form, Schedule or Registration Statement No.:

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         4)  Date Filed:

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

                [ADVANCED BIOTHERAPY CONCEPTS, INC. LETTERHEAD]




July 14, 2000


Shareholders
Advanced Biotherapy Concepts, Inc.


Dear Shareholders:

It has been several years since our last newsletter, during which time management has been working diligently, and tenaciously on behalf of the Company's shareholders. We are pleased to inform you of the following progress:

     o On March 30, 1999, the Company was issued its most recent patent entitled "TREATMENT OF AUTOIMMUNE DISEASES, INCLUDING AIDS." As of this writing, the Company has two issued patents and thirteen patents pending, including our international filings. The Company's technology is centered around the use of antibodies to treat such diseases.

     o During 1999, our scientists completed two, double-blind, placebo controlled trials of its antibody therapy. The trials were conducted in sixty patients with Multiple Sclerosis (MS) and thirty patients with severe Rheumatoid Arthritis (RA). Both trials demonstrated very encouraging results, including long-term remission in some patients with Rheumatoid Arthritis, and stabilization of disease progression, including positive MRI findings, in some patients with Multiple Sclerosis. These findings are now being prepared for publication in scientific journals. Our most recent publication appeared in the "International Journal of Immunotherapy" - XIV(1) 23-32 (1998). Results of these studies were statistically significant in relationship to the placebo. Overall, more than 150 patients with different severe autoimmune diseases have been treated using the Company's patented and proprietary technology.

     o On February 15, 2000, the NASD approved the Company's securities for quotation by NASD member firms as it became "re-listed" on the OTC Bulletin Board.

     o On February 22, 2000, the Company announced that, in preparation for expanding its drug development effort, it had engaged Cappello Capital Corp. of Santa Monica, California, to serve as the Company's investment banking firm and strategic advisor. Cappello Capital Corp. is an investment bank specializing in direct investments of equity securities, common and preferred stock placements, strategic advisory services, and merger and acquisition advisory services. According to Thompson Financial Securities Data, the firm was ranked as the fifth highest volume underwriter in the world of convertible preferred stock issues for publicly traded companies from 1995 through 1998.

     o On April 11, 2000, the Company filed its first Annual Report on Form 10-KSB.

     o On April 24, 2000, the Company announced that Paul J. Marangos, Ph.D., founder, and past CEO and Chairman of the Board of Directors of Cypros Pharmaceutical Corporation (now merged with Ribogene, Inc.(AMEX-RBO) to form Questcor Pharmaceuticals - AMEX: QSC) had been appointed to the Company's Board of Directors. Cypros was a publicly held company previously listed on the NASDAQ and subsequently on the AMEX prior to its merger with Ribogene. Prior to founding Cypros, Dr. Marangos was Senior Director of Research at Gensia Pharmaceuticals. Dr. Marangos' extensive experience in both drug and business development, (12 years at the National Institute of Health and 13 years as a senior executive in the biotechnology/pharmaceutical industry), and his knowledge and experience in capital formation, will be critical to the Company as we proceed to commercialize its drug products. The appointment of Dr. Marangos is one of the first steps, among a number strategic steps to be executed, in a series of planned steps in repositioning reformat the Company from its previous drug discovery mission to that of product commercialization.

     o On May 8, 2000, the Company announced that Alexander L. Cappello, Chairman & CEO, Cappello Group Inc. (affilated with Cappello Capital Corp.), had been appointed to the Company's Board of Directors. As an investment banker, active in merchant banking, project finance and venture capital since 1975, Mr. Cappello will help guide the Company's business and capitalization strategies as we step up our clinical trials and pursue collaborative relationships. Mr. Cappello and his firm have been investors and advisors to a number of successful publicly traded pharmaceutical and biotechnology companies. We are not only pleased, but fortunate to attract someone of his caliber, experience and reputation in the financial community.

     o On June 19, 2000, the Company appointed John M. Bendheim, Jr., to the Company's Board of Directors. Mr. Bendheim is Chairman of the Board of Governors of the Cedars-Sinai Medical Center, Los Angeles, California, and President of Inland Homes, Inc., a real estate development company located in Southern California, and member of the Advisory Board at the University of Southern California School of Business. Mr. Bendheim's relationships in the medical research community will be very important to the Company as we continue to implement our business strategy. As Chairman of the Cedars Board of Governors, he has played a key roll in harnessing significant financial resources for various genetics research projects. We are delighted to have Mr. Bendheim's active participation on our board. He is playing an important role in our pursuit of scientific and financial collaborations.

For the first time in over six years, the Company is holding its annual shareholders' meeting on August 24, 2000, as indicated in the enclosed proxy. Several items have been proposed for your vote and we encourage your attendance. If you will need a room at the hotel, please e-mail us at abiotek@aol.com or call us at 818-883-3956, ext. 32. This will allow us to block-out the number of rooms required for you to make your reservations.

We are excited about the Company's future prospects and the "space" we occupy in biotechnology.


Yours truly,


ADVANCED BIOTHERAPY CONCEPTS, INC.


/s/ Edmond Buccellato

Edmond F. Buccellato, CEO
EFB/lm



Enclosure

                       ADVANCED BIOTHERAPY CONCEPTS, INC.
                    6355 TOPANGA CANYON BOULEVARD, SUITE 510
                        WOODLAND HILLS, CALIFORNIA 91367

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 24, 2000

TO THE STOCKHOLDERS OF ADVANCED BIOTHERAPY CONCEPTS, INC.:

     The Annual Meeting of Stockholders of Advanced Biotherapy Concepts, Inc., a Nevada corporation (the "Company"), will be held on Thursday, August 24, 2000, at 4:00 p.m. local time at the Marriott Hotel, Los Angeles International Airport, 5855 West Century Boulevard, Los Angeles, California 90045, for the following purposes:

1. To elect eight (8) directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified, or until death, resignation or removal.

2. To approve and adopt the Agreement of Merger pursuant to which the Company will be merged into its new, wholly-owned Delaware subsidiary resulting in the reincorporation of the Company to Delaware from Nevada, the adoption of a new corporate name, "Advanced Biotherapy, Inc.," the adoption of the Certificate of Incorporation and the Bylaws of Advanced Biotherapy, Inc., which have the effect of adopting certain measures affecting stockholders' rights, increasing the authorized number of shares of common stock to 100,000,000 shares and authorizing 20,000,000 shares of preferred stock.

3. To approve an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of common stock to 100,000,000 shares and to authorize 20,000,000 shares of preferred stock.

4. To approve an amendment to the Company's Articles of Incorporation to change the Company's name to "Advanced Biotherapy, Inc."

5. To approve the authority of the Board of Directors, which authority is contingent upon the Board of Directors making a determination within one year after the Annual Meeting that such action is in the best interest of the Corporation's stockholders, to effect a decrease in the number of issued and outstanding shares of the Corporation's common stock (or shares of Advanced Biotherapy, Inc. common stock if Proposal 2 shall be approved) by means of a reverse stock split in a range not to exceed a one-for-four reverse split, i.e., at a ratio of at least 1:4.

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on June 30, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Only stockholders of record as of the close of business on such date are entitled to notice of and to vote in person or by proxy at the Annual Meeting.

                                   Sincerely,

                                  /s/ Edmond Buccellato

                                  Edmond Buccellato
                                  President and Chief Executive Officer
July 14, 2000

All stockholders are invited to attend the Annual Meeting in person, but even if you expect to be present at the Annual Meeting, sign, date and return the enclosed proxy card as promptly as possible in the postage-paid envelope provided. Returning a signed proxy will not prevent you from attending the Meeting and voting in person if you so desire.

                       ADVANCED BIOTHERAPY CONCEPTS, INC.
                    6355 TOPANGA CANYON BOULEVARD, SUITE 510
                        WOODLAND HILLS, CALIFORNIA 91367
                                 (818) 883-3956

                                 PROXY STATEMENT

GENERAL

     The enclosed proxy is solicited by the Board of Directors of Advanced Biotherapy Concepts, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Thursday, August 24, 2000, at 4:00 p.m. local time (the "Annual Meeting"), and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Marriott Hotel, Los Angeles International Airport, 5855 West Century Boulevard, Los Angeles, California 90045. This Proxy Statement and accompanying proxy card are being mailed to the stockholders of the Company, on or about July 14, 2000.

OUTSTANDING SECURITIES AND VOTING RIGHTS

     The only class of voting securities of the Company is its common stock, par value $.001 per share (the "Common Stock"). Only holders of record of the Company's Common Stock at the close of business on June 30, 2000 (the "Record Date"), will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had 39,398,265 shares of Common Stock outstanding. Each share of Common Stock outstanding as of the Record Date is entitled to one vote at the Annual Meeting.

     As of the Record Date, there were approximately 3,900 beneficial owners, according to information provided by American Stock Transfer & Trust Co., the stock transfer agent of the Company.

     The nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors by the shares present, in person or by proxy, shall be elected directors. Holders of Common Stock are not allowed to cumulate their votes in the election of Directors, and, therefore, the holders of more than 50% of the shares of Common Stock, could, if they chose to do so, elect all of the directors of the Company. Proposals 2, 3, 4, and 5 require the affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote at the Meeting.

     A majority of the outstanding shares of Common Stock present, in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted toward the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved. In the election of directors, an abstention or broker non-vote will have no effect on the outcome.

PROXIES

     Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted "FOR" the election of each of the nominees to the Board of Directors, unless the authority to vote for the election of such director is withheld and, if no contrary instructions are given, the proxy will be voted "FOR" the approval of Proposals 2, 3, 4 and 5 described in the accompanying Notice and Proxy Statement. You may revoke or change your Proxy at any time before the Annual Meeting by filing with the Secretary of the Company at the Company's offices at 6355 Topanga Canyon Boulevard, Suite 510, Woodland Hills, California 91367, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders.

Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telecopier or personal solicitation by directors, officers or other employees of the Company. No additional compensation will be paid to directors, officers or other employees for such services.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals which stockholders wish to be considered for inclusion in the proxy statement and proxy card for the Company's 2001 Annual Meeting must be received by the Secretary of the Company no later than March 9, 2001, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of May 31, 2000, by (i) all persons who are beneficial owners of five percent (5%) or more of the Company's Common Stock, (ii) each director and nominee for director,
(iii) the executive officers of the Company; and (iv) all current directors and executive officers of the Company as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole vesting and investment power with respect to such shares.

                                            Number of Shares
                                           Including Options,
                                              Warrants and                                            Percentage
        Name and Address of Owner        Convertible Securities               Position              of Shares [11]


Simon V. Skurkovich                                5,992,770 [1] Chairman of the Board of               14.86%
802 Rollins Avenue                                               Directors
Rockville, MD 20852

Edmond Buccellato                                  2,141,343 [2] President and Chief Executive           5.40%
6716 Faust Avenue                                                Officer, Director
West Hills, CA 91307

Boris V. Skurkovich                                4,547,020 [3] Director                               11.45%
18 Blaisdell Avenue
Pawtucket, RI 01860

Joseph Bellanti                                      600,000 [4] Director                                1.51%
607 Corewood Lane
Bethesda, MD 20816

Larry Loomis                                       1,725,000 [5] Director                                4.37%
9110 Red Branch Rd.
Columbia, MD 21045

Leonard Millstein                                  3,665,159 [6] Director                                9.27%
1677 Calle Alta
La Jolla, CA 92037

Richard Eamer                                           -0-      Director                                0.00%
2400 Broadway Avenue, Suite 500
Santa Monica, CA 90404


Paul J. Marangos                                   100,000   [7] Director                                 .25%
7402 Cadencia Street
Carlsbad, CA 92009

Alexander L. Cappello                            1,315,061   [8] Director                                3.23%
1299 Ocean Ave., Suite 306
Santa Monica, CA 90401

John M. Bendheim                                   100,000   [9] Director                                .25%
2001 S. Barrington St., Suite 100
Los Angeles, CA 90025

Jeanne Kelly                                      1,714,500 [10] Secretary/Treasurer                     4.31%
4515 Willard Avenue
Chevy Chase, MD 20815

All officers and directors as a group            21,900,853                                             50.55%
(11 persons)

(1) Includes options to purchase up to 300,000 shares of Common Stock at an exercise price of $0.10 per share, and options to purchase up to 623,000 shares of Common Stock at an exercise price of $0.10 per share.

(2) Shares held in the name of Edmond Buccellato (1,754,000 shares), Edmond and Leana Buccellato Family Trust (153,000 shares), Edmond Buccellato and Leana Buccellato FBO the Buccellato Living Trust (20,000 shares), Amy Buccellato (8,400 shares) and Matthew Buccellato (10,490 shares). Includes options to purchase up to 50,000 shares of common stock at an exercise price of $0.10 per share and options to purchase up to 50,000 shares of common stock at an exercise price of $0.20 per share. Includes options to purchase up to 105,543 shares of common stock at an exercise price of $0.10 per share.

(3) Shares held in the name of Boris Skurkovich (2,075,020 shares), Carol Marjorie Dorros (550,000 shares) Samuel Skurkovich (501,000 shares), and Samuel Aaron Skurkovich (1,121,000 shares). Includes options to purchase up to 100,000 shares of common stock at an exercise price of $0.01 per share; options to purchase up to 150,000 shares of common stock at an exercise price of $0.02 per share, and options to purchase 50,000 shares of common stock at an exercise price of $0.10 per share.

(4) Includes options to purchase up to 10,000 shares of common stock at an exercise price of $0.20 per share and options to purchase up to 350,000 shares of common stock at an exercise price of $0.01 per share. All of the foregoing options have been assigned to I Care Foundation.

(5) Shares held in the name of Larry Loomis (1,325,000 shares) and new Horizons Diagnostics, Inc. (200,000 shares). Includes options to purchase up to 75,000 shares of common stock at an exercise price of $0.20 per share and options to purchase up to 10,000 shares of common stock at an exercise price of $0.10 per share.

(6) Shares held in the names of Leonard Millstein (465,100 shares), Ellen Millstein (1,278,359 shares), William Millstein (888,350 shares) and Melvin Millstein (908,350 shares). Includes options to purchase up to 125,000 shares of common stock at an exercise price of $0.20 per share.

(7) Warrants held in the name of Paul J. Marangos to purchase 100,000 shares of common stock at an exercise price of $0.25 per share of common stock.

(8) Includes warrants held in the name of Alexander L. Cappello to purchase 100,000 shares of common stock at an exercise price of $0.25 per share of common stock and 1,115,061 shares at an exercise price of $0.15 per share of common stock. Includes the right to acquire 100,000 shares of common stock upon conversion of convertible demand notes, at a conversion price of $0.25 per share.

(9) Warrants held in the name of John M. Bendheim to purchase 100,000 shares of common stock at an exercise price of $0.25 per share of common stock.

(10) Includes options to purchase up to 150,000 shares of common stock at an exercise price of $0.01 per share and options to purchase up to 100,000 shares of common stock at an exercise price of $0.10 per share and options to purchase up to 50,000 shares of common stock at an exercise price of $0.20 per share. Includes options to purchase up to 114,500 shares of common stock at an exercise price of $0.10 per share.

(11) The percentage of shares is calculated on the basis of the number of shares of Common Stock outstanding as of May 31, 2000, plus for each person or group, any shares of Common Stock that such person or group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the compensation paid and accrued by the Company since January 1, 1997, through December 31, 1999, for each officer and director of the Company. No cash compensation and no other compensation was received by officers and directors in 1999.

     This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any.

                       SUMMARY ACCRUED COMPENSATION TABLE


     (a)        (b)       (c)       (d)         (e)             (f)             (g)          (h)          (i)

                                                                             Securities
  Name and                                 Other Annual                      Underlying      LTIP        All Other
  Principal            Salary     Bonus    Compensation  Restricted Stock    Options/SARs   Payouts    Compensation
  Position      Year    ($)        ($)         ($)         Awards(s)($)          (#)          ($)          ($)

Simon           1999     100,000
Skurkovich      1998     100,000     0           0               0               0            0            0
Chairman        1997     150,000     0           0               0               0            0            0

Edmond          1999      75,000
Buccellato      1998      50,000     0           0               0               0            0            0
President       1997     100,000     0           0               0               0            0            0

Jeanne Kelly    1999      45,000
Secretary/      1998           0     0           0               0               0            0            0
Treasurer       1997      45,000     0           0               0               0            0            0


     The Company anticipates paying the following salaries in 2000, subject to the Company generating sufficient revenues and/or raising sufficient capital to pay the same:


         Name                             Principal Position                                Salary $
         ----                             ------------------                                --------
         Simon Skurkovich                 Chairman of the Board                                80,000

         Edmond Buccellato                President and Chief Executive Officer               120,000

         Boris Skurkovich                 Vice President                                       30,000

         Jeanne Kelly                     Secretary/Treasurer                                  15,000

     There are no retirement, pension, or profit sharing plans for the benefit of the Company's officers and directors.

OPTION/SAR GRANTS

     The following grants of stock options, whether or not in tandem with stock appreciation rights ("SARs") and freestanding SARs have been made to officers and/or directors:

                                                   Number of Securities
                          Number of Securities     Underlying Options/     Exercise or    Number of
                           Underlying Options      SARS Granted During      Base Price     Options
                              SARS Granted            Last 12 Months        ($/Share)     Exercised    Expiration
        Name                                                                                              Date


Simon Skurkovich                        300,000                         0         $0.10      -0-      12/31/05
                                        623,000                   623,000         $0.10      -0-      12/31/05

Edmond Buccellato                        50,000                         0         $0.10       -0-     12/31/05
                                         50,000                         0         $0.20       -0-     12/31/05
                                        105,453                   105,453         $0.10       -0-     12/31/05

Boris Skurkovich                        100,000                         0         $0.01       -0-     12/31/05
                                        150,000                         0         $0.20       -0-     12/31/05
                                         50,000                         0         $0.10       -0-     12/31/05

Jeanne Kelly                            150,000                         0         $0.20       -0-     02/25/01
                                        150,000                         0         $0.01       -0-     02/01/03
                                         50,000                         0         $0.20       -0-     02/25/01
                                        100,000                         0         $0.10       -0-     12/01/05
                                        114,500                   114,500         $0.10       -0-     12/31/05

Laurence Loomis                         100,000                         0         $0.20       -0-     02/25/05
                                         75,000                         0         $0.20       -0-     02/25/05
                                         25,000                         0         $0.10       -0-     12/01/05

Leonard Millstein                       100,000                         0         $0.20       -0-     01/25/01
                                         25,000                         0         $0.20       -0-     02/25/01

Joseph Bellanti                         100,000                         0         $0.20       -0-     02/25/01
                                        350,000                         0         $0.01       -0-     11/20/05

     The Company has granted non-qualified stock options for the benefit of certain officers and directors. The aggregate number of shares of Common Stock under option held by directors and officers as a group as of May 31, 2000, was 2,767,953. See "Compensation of Directors" below for additional information.

LONG-TERM INCENTIVE PLAN AWARDS

     The Company does not have any long-term incentive plans that provide compensation intended to serve as incentive for performance, other than a Stock Bonus Plan ("Stock Bonus Plan") adopted by the Company on January 11, 2000. The purpose of the Stock Bonus Plan is to keep personnel of experience and ability in the employ of the Company and to compensate them for their contributions to the growth of the Company.

COMPENSATION OF DIRECTORS

     Directors did not receive any compensation for serving as members of the Board of Directors for the year ended December 31, 1999. The Board has not implemented a plan to award options or shares to any Directors, except pursuant to the Stock Bonus Plan approved by the Board of Directors on or about January 11, 2000. Under the Stock Bonus Plan, certain directors and officers were awarded, in the aggregate, 9,200,000 shares of the Company's Common Stock at a price of $0.05 per share. The awards were made on January 11, 2000. Such stock bonuses were issued at the weighted average price at which the Company had been selling shares of Common Stock to third parties during the six months immediately preceding the issuance of the bonus shares, or $0.05 per share. Consideration for the purchase of such shares was in the form of a note in favor of the Company issued by each director and officer to whom the shares of Common Stock were awarded. The Company recently granted warrants to Paul J. Marangos, Alexander L. Cappello and John M. Bendheim, each to purchase 100,000 shares of Common Stock at an exercise price of $0.25 per share of Common Stock (for a total of 300,000 warrant shares). There are no other contractual arrangements with any member of the Board of Directors, except as set forth in this Proxy Statement. See "Certain Relationships and Related Transactions" below.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended December 31, 1999, the Board of Directors did not hold any formal meetings; however, the Board of Directors acted by written consent. The Board has no Audit Committee or Compensation Committee. Board members receive no compensation for attendance at meetings except reimbursement of expenses. The Board at large serves as the Nominating Committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Simon Skurkovich, M.D., the Company's Chairman of the Board of Directors, advanced funds to pay a significant portion of the Company's expenses since 1989. At December 31, 1999, the cumulative amounts owed to Dr. Skurkovich by the Company for expenses paid by him on behalf of the Company was $262,776, and $1,255,962 for unpaid salaries and accrued interest. In consideration for writing off the unpaid salary of $1,246,000 owed Dr. Skurkovich as of December 31, 1999, the Board of Directors approved the grant to Dr. Skurkovich of non-qualified stock options to purchase 623,000 shares of Common Stock at an exercise price of $0.10 per share, exercisable at any time between January 1, 2000, and December 31, 2005. The Company is currently indebted to Dr. Skurkovich in the amount of $127,631.

     Edmond Buccellato, the Company's President and Chief Executive Officer, and a director, was owed $207,985 for cumulative unpaid salary as of December 31, 1999. In consideration for writing off the unpaid salary of $207,985 owed Mr. Buccellato as of December 31, 1999, the Board of Directors approved the grant to Mr. Buccellato of non-qualified stock options to purchase 105,543 shares of Common Stock at an exercise price of $0.10 per share, exercisable at any time between January 1, 2000, and December 31, 2005.

     As of December 31, 1999, the Company was indebted to Jeanne Kelly, the Company's Secretary and Treasurer, in the amount of $229,000 for cumulative unpaid salary and $13,381 for expenses advanced by Ms. Kelly. In consideration for writing off the unpaid salary of $229,000 owed Ms. Kelly as of December 31, 1999, the Board of Directors approved the grant to Ms. Kelly of non-qualified stock options to purchase 114,500 shares of Common Stock at an exercise price of $0.10 per share, exercisable at any time between January 1, 2000, and December 31, 2005. Pursuant to the grant of shares of Common Stock under the Company's Stock Bonus Plan in January, 2000, the Company satisfied its then expense reimbursement obligations to Ms. Kelly.

     The Company subleases 500 square feet of office space on a rent-free basis through December 31, 1999, and at the rate of $400 per month for the twelve months ending December 31, 2000. The office space is owned by Buccellato & Finkelstein, Inc. Edmond Buccellato, President and Chief Executive Officer of the Company, is a shareholder of Buccellato & Finkelstein, Inc.

     The Company is indebted to Alexander L. Cappello, a director, in the principal amount of $25,000, pursuant to a loan by Mr. Cappello to the Company as set forth in a convertible demand note issued by the Company. Mr. Cappello is an officer, director and shareholder of Cappello Group, Inc., and EuroAmerican Financial Corp., each of which provides corporate finance and/or administrative services to or for the benefit of Cappello Capital Corp., the Company's financial advisor, which is owned by Gerard K. Cappello.

     The following directors and officers are indebted to the Company in the amount set forth opposite his or her name, respectively, in connection with the grant of shares of Common Stock pursuant to the Company's Stock Bonus Plan:

                  Boris Skurkovich, M.D.:                     $  75,000
                  Lawrence Loomis:                            $  50,000
                  Edmond Buccellato:                          $  75,000
                  Jeanne Kelly:                               $  36,619

FAMILY RELATIONSHIPS

     The only relationship between any directors or officers known to the Company is that Simon Skurkovich is father to Boris Skurkovich, and father-in-law to Leonard Millstein.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

     During the past five years, to the knowledge of the Company, no present or former director, executive officer or person nominated to become a director or an executive officer of the Company has been the subject matter of any legal proceedings, including bankruptcy, criminal proceedings, or civil proceedings. Further, no legal proceedings are known to be contemplated by governmental authorities against any director, executive officer and person nominated to become a director.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director or officer, past or present, or any associate or affiliate of such persons, or any person on behalf of whom this solicitation is made, has any interest, direct or indirect, in any matter to be acted upon at the Annual Meeting, except insofar as disclosed in this Proxy Statement and the materials incorporated by reference herein.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     The directors, executive officers and ten percent (10%) stockholders of the Company filed their respective Form 3 on or around April 3, 2000, except for Richard Eamer who did not then beneficially hold any shares of Company Common Stock. No Form 5 was filed by any such person or group. Dr. Simon Skurkovich and Edmond Buccellato each filed a Form 4 on or around May 18, 2000, related to the sale by such person of Company Common Stock during the Company's first fiscal quarter ended March 31, 2000.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     In accordance with the Company's Bylaws for the purpose of the election, the Board of Directors has fixed the number of directors constituting the Board at eight (8) as of the date of the Annual Meeting. There are currently ten (10) Directors. Joseph Bellanti, M.D., and Richard Eamer have not been renominated to serve as Directors. The Board of Directors has proposed that the following eight
(8) nominees be elected at the Annual Meeting, each of whom will hold office until his successor shall have been elected and qualified: Simon Skurkovich, M.D., Edmond Buccellato, Boris Skurkovich, M.D., Lawrence Loomis, Leonard Millstein, Paul J. Marangos, Alexander L. Cappello and John M. Bendheim. Unless otherwise instructed, it is the intention of the persons named as proxies on the Company proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the eight (8) nominees will be available to serve as directors of the Company, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors. Each person nominated for election has agreed to serve if elected.

NOMINEES FOR THE BOARD OF DIRECTORS

     Each of the current directors of the Company is listed below:


            Name                   Age                    Position at Company                     Director Since


Simon Skurkovich, M.D.             77     Chairman of the Board of Directors                      November 1985

Edmond Buccellato                  55     President and Chief Executive Officer, Director         November 1995

Boris Skurkovich, M.D.             45     Vice President, Director                                December 1986

Joseph Bellanti, M.D.              65     Vice President, Director                                December 1986

Lawrence Loomis                    57     Director                                                December 1986

Leonard Millstein                  58     Director                                                December 1986

Richard Eamer                      77     Director                                                   March 1998

Paul J. Marangos                   53     Director                                                   April 2000

Alexander L. Cappello              44     Director                                                     May 2000

John M. Bendheim                   46     Director                                                    June 2000

     Set forth below is a brief biography of each nominee for the Board of Directors.

     Simon Skurkovich, M.D. - Since 1985, Dr. Skurkovich has served as Chairman of the Board. He has previously been granted five (5) patents in Russia, and eight (8) in the U.S. He is the creator of immune preparations from human blood against antibiotic resistant bacteria that saved thousands of lives in the Soviet Union and Eastern Europe. In Russia, he was professor and Chief of the Immunology Laboratory of the Institute of Hematology and Blood Transfusion and was awarded gold and silver medals for his scientific discoveries. His laboratory was also awarded the nation's highest honor, the Lenin Prize, for his patented work. Dr. Skurkovich received an M.D., Ph.D. and a Doctorate in Medical Sciences (D.Sc.) from Pirogov State Medical Institute in Moscow. He has written more than 200 articles for scientific publications.

     Edmond Buccellato - Since 1995, Mr. Buccellato has served as President and Chief Executive Officer, and as a member of the Board of Directors. He was co-founder, member of the Board of Directors and Vice President of Finance of Phase Medical, Inc., an infusion therapy company sold to Becton Dickinson in 1994. He was also co-founder, member of the Board of Directors and Vice President of Finance of Synergistic Systems, Inc., a company that became the largest medical billing company in the western United States. He is also co-founder and member of the Board of Directors of Polymer Safety, LLC, a manufacturer of synthetic medical and industrial examination gloves. He is also co-founder and member of Directors of Physicians' Choice LLC, a medical billing company. Mr. Buccellato received his undergraduate degree From California State University at San Diego, and his graduate degree from the University of Southern California.

     Boris Skurkovich, M.D. - Since 1986, Mr. Skurkovich has served as Vice President and member of the Board of Directors. He completed a clinical and research fellowship at the Maxwell Finland Laboratory for Infectious Diseases, Boston City Hospital, Boston, Massachusetts and presently is a professor at Brown University Medical School. He has collaborated with his father on the development of the Company's treatment of autoimmune diseases. Dr. Skurkovich received his M.D. from the Moscow State Medical Institute.

     Lawrence Loomis - Since 1986 Mr. Loomis has served as a member of the Board of Directors. Mr. Loomis is President and sole stockholder of New Horizons Diagnostics, Inc., a company that develops bacteriological screening methods, monoclonal antibodies for detection of various infectious disease agents, and rapid bacterial and viral assay kits. Prior to founding New Horizons Diagnostics, Inc. in 1980, Mr. Loomis was in charge of the Immunology Department for BBL, a division of Becton Dickinson. Mr. Loomis received his undergraduate degree in chemistry from New York University and his graduate degree in chemistry from City University.

     Leonard Millstein - Since 1986, Mr. Millstein has served as a member of the Board of Directors. Mr. Millstein received his M.S.C.E. and Ph.D. in Civil Engineering from Moscow State Construction University in 1964 and 1974, respectively. After immigrating to the United States in 1978 he held teaching positions at Howard University in Washington D.C. and Johns Hopkins University in Baltimore, Maryland. He has over 200 publications and is a member of the American Concrete Institute and American Society of Civil Engineers. From 1981 to the present, he has been a Chief Executive Officer of Radcon Products, a company involved in manufacturing of proprietary concrete sealants. From 1990 until the present, he has been Chairman of the Board of TTLTIC, a private consulting company.

     Paul J. Marangos - Since April 2000, Dr. Marangos has served as a member of the Board of Directors. Dr. Marangos was founder, past Chief Executive Officer and Chairman of the Board of Directors of Cypros Pharmaceutical Corporation (now merged with Ribogene, Inc. to form Questcor Pharmaceuticals). Cypros was a publicly held company previously listed on the NASDAQ and subsequently on the American Stock Exchange prior to its merger with Ribogene. Dr. Marangos received his B.A. degree (magna cum laude) and his Ph.D. from the University of Rhode Island in biochemistry in 1973 and completed his postdoctoral fellowship at the Roche Institute of Molecular Biology in 1975.

     Alexander L. Cappello - Since May 2000, Mr. Cappello has served as a member of the Board of Directors. Mr. Cappello has been an investment and merchant banker facilitating project financing and venture capital to biotechnical and companies in other industries since 1975. He received his B.S. degree in finance (awarded the prestigious Order of the Palm) from the University of Southern California in 1977.

     John M. Bendheim - Since June 2000, Mr. Bendheim has served as a member of the Board of Directors. Mr. Bendheim is Chairman of the Cedars-Sinai Medical Center Board of Governors in Los Angeles, California and President of Bendheim Enterprises, Inc., a real estate investment holding company. He received his B.S. degree in Business Administration in 1975 and his M.B.A. in 1976 from the University of Southern California.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

                                   PROPOSAL 2
             APPROVAL OF THE AGREEMENT OF MERGER AND A CHANGE IN THE
            COMPANY'S STATE OF INCORPORATION FROM NEVADA TO DELAWARE

INTRODUCTION

     At the Annual Meeting, the stockholders of the Company will consider and vote upon a proposal to change the state of incorporation of the Company from Nevada to Delaware ("Reincorporation Proposal") by adoption of the Agreement of Merger ("Agreement of Merger") attached hereto as Appendix A. Stockholder approval of the Reincorporation Proposal will constitute approval of (i) the Agreement of Merger and all transactions relating to it;
(ii) the Certificate of Incorporation and the Bylaws of Advanced Biotherapy, Inc.; (iii) an increase in the authorized shares of common stock of the Company from 50,000,000 to 100,000,000; (iv) the authorization of 20,000,000 shares of preferred stock, and (v) the change of the name of the surviving corporation from "Advanced Biotherapy Concepts, Inc." to "Advanced Biotherapy, Inc."

     The following discussion summarizes certain aspects of the Reincorporation Proposal. The summary is not intended to be complete and is qualified in its entirety by reference to the Agreement of Merger attached hereto as Appendix A and to the Certificate of Incorporation and the Bylaws of Advanced Biotherapy, Inc., attached hereto as Appendix B and Appendix C, respectively.

GENERAL

     The Board of Directors of the Company has proposed that the state of incorporation of the Company be changed to Delaware. Such change is proposed to be effected by an Agreement of Merger, a copy of which is attached to this Proxy Statement as Appendix A. The Agreement of Merger provides for the merger (the "Reincorporation Merger") of the Company with and into Advanced Biotherapy, Inc., a Delaware corporation ("Advanced Biotherapy-Delaware"), which is a wholly-owned subsidiary of the Company, with Advanced Biotherapy-Delaware being the surviving corporation. This Reincorporation Merger will, in effect, cause the Company to be reincorporated in Delaware.

     On the effective date of the Reincorporation Merger, Advanced Biotherapy-Delaware will succeed to all of the assets, liabilities and business of the Company and will possess all of the rights and powers of the Company. The business of the Company will continue to operate under the new corporate name, "Advanced Biotherapy, Inc." The officers and directors of Advanced Biotherapy-Delaware will be the current officers and directors of the Company, subject to the election of new directors as set forth in Proposal 1 above.

     Except as described below, stockholders of Advanced Biotherapy-Delaware, as stockholders of a Delaware corporation, will, in general, have the same rights that they possess as stockholders of the Company, a Nevada corporation, although certain changes are inherent in being incorporated in Delaware rather than in Nevada. A summary of these changes, as they might affect the stockholders, are discussed below in the section entitled "Summary of Significant Differences Between Delaware and Nevada Corporate Laws."

     In addition, in connection with the Reincorporation Merger, Advanced Biotherapy-Delaware will adopt the Certificate of Incorporation (the "Certificate of Incorporation" or "Certificate") and the Bylaws, attached as Appendix B and Appendix C to this Proxy Statement. Approval of the Agreement of Merger by the stockholders will also constitute approval of the Certificate of Incorporation and the Bylaws of Advanced Biotherapy-Delaware. See "Change in the Company's Charter and Bylaws to be Effected by the Reincorporation Merger."

     The Agreement of Merger will be terminated if it is not approved by the stockholders or if certain other conditions are not met (see Appendix A).

     On the effective date of the Reincorporation Merger, each issued and outstanding share of Common Stock will be converted automatically into one (1) share of common stock, $.001 par value per share of Advanced Biotherapy-Delaware ("Advanced Biotherapy-Delaware Common Stock"). The substance of each stockholder's ownership interest in the Company will not undergo material change as a result of the Reincorporation Merger.

EXCHANGE OF CERTIFICATES

     Stockholders may, but are not required to, surrender their present Common Stock certificates so that replacement certificates representing shares of Advanced Biotherapy-Delaware Common Stock may be issued in exchange therefor. After the Reincorporation Merger, certificates representing Common Stock of the Company will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of Advanced Biotherapy-Delaware Common Stock. American Stock Transfer & Trust Co., the Company's transfer agent, will act as transfer agent for Advanced Biotherapy-Delaware after the Reincorporation Merger. Stockholders should not hesitate to consult their stockbrokers or the Company with respect to any questions regarding the mechanics of such transactions.

AMENDMENT

     The Agreement of Merger provides that it may be amended at any time, whether before or after approval by the stockholders of the Agreement of Merger, by agreement of the Boards of Directors of the Company and Advanced Biotherapy-Delaware, subject to any restrictions imposed by the laws of Nevada and Delaware. Delaware law will not permit an amendment to the Agreement of Merger, absent stockholder approval, if such amendment would adversely affect the holders of any class of stock of either the Company or Advanced Biotherapy-Delaware. The Company's Directors do not intend to make any material amendment to the Agreement of Merger, nor do they intend to amend the Certificate of Incorporation or the Bylaws of Advanced Biotherapy-Delaware should the Reincorporation Merger be approved by the Company's stockholders.

REASONS FOR AND ADVANTAGES OF REINCORPORATION IN DELAWARE

     The proposal to reincorporate in Delaware is made for several reasons. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations, thereby providing greater predictability with respect to legal affairs.

     Delaware law permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the Board of Directors under the business judgment rule with respect to unsolicited takeover attempts. The Company's current Articles of Incorporation do not include such "anti-takeover" provisions. See "Change in Company's Charter and Bylaws to be Effected by the Reincorporation Merger." The Company's Board of Directors has no present intention following the reincorporation in Delaware to amend the Certificate of Incorporation of Advanced Biotherapy-Delaware or the Bylaws of Advanced Biotherapy-Delaware to include any additional provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to the stockholders, the Board of Directors may consider in the future certain antitakeover strategies which may enhance the Board of Directors' ability to negotiate with an unsolicited bidder. Further, Section 203 of the Delaware General Corporation Law provides somewhat different protections to an incumbent Board of Directors than available under Nevada laws. See "Comparative Rights of Stockholders - Business Combinations."

     In the opinion of management, such latitude affords Delaware corporations more opportunities to raise capital. The procedures and degree of stockholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those which apply to Nevada corporations. For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities. Under Delaware law, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation's previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock, if any, having a preference upon the distribution of assets. Under Nevada law, dividends may be paid by the corporation unless after giving effect to the distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or (unless the corporation's articles of incorporation permit otherwise) the corporation's total assets would be less than the sum of its total liabilities, plus amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared. These and other differences between Nevada's and Delaware's corporate laws are more fully explained below in the section entitled "Summary of Significant Differences Between Delaware and Nevada Corporate Laws."

     In management's opinion, underwriters and other members of the financial services industry may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility reflected in the examples mentioned.

DISADVANTAGES OF REINCORPORATION IN DELAWARE

     Despite the belief of the Board of Directors of the Company as to the benefits and advantages of reincorporation in Delaware, some stockholders may find the Reincorporation Merger disadvantageous for several reasons. As discussed below, Delaware law, unlike Nevada law, contains a statutory provision intended to discourage certain takeover attempts of Delaware corporations which are not approved by the Board of Directors. This anti-takeover provision could have the effect of lessening the possibility that stockholders of Advanced Biotherapy-Delaware would be able to receive a premium above market value for their shares in the event of a takeover. This provision could also have an adverse effect on the market value of the shares of Advanced Biotherapy-Delaware Common Stock. To the extent that this provision may restrict or discourage takeover attempts, it may render less likely a takeover opposed by the Company's Board of Directors and may make removal of the Board of Directors or management less likely as well.

     As further discussed below, the Certificate of Incorporation of Advanced Biotherapy-Delaware will contain a provision limiting director liability under certain circumstances and the Bylaws of Advanced Biotherapy-Delaware will contain provisions relating to indemnification of directors and officers. The inclusion of these provisions could operate to the potential disadvantage of the stockholders of Advanced Biotherapy-Delaware. For example, their inclusion may have the effect of reducing the likelihood of Advanced Biotherapy-Delaware's recovering monetary damages from directors as a result of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefitted Advanced Biotherapy-Delaware and its stockholders. In addition, if the Reincorporation Merger is effected and the limitation on liability provision is part of the Certificate of Incorporation of Advanced Biotherapy-Delaware, the stockholders of Advanced Biotherapy-Delaware will forego potential causes of action for breach of duty of care involving grossly negligent business decisions, including those relating to attempts to change control of Advanced Biotherapy-Delaware. Although these provisions are not substantially different from protections available to an incumbent board of directors under Nevada law and the Company's Bylaws, there are no such limitations on director liability in the Articles of Incorporation of the Company.

     Except as contemplated by the Agreement of Merger, the Reincorporation Merger will not result in any change in the physical location, business, management, assets, liabilities or net worth of the Company. Upon completion of the Reincorporation Merger, the authorized capital stock of Advanced Biotherapy-Delaware will consist of 100,000,000 shares of common stock, $.001 par value, and 20,000,000 shares of preferred stock, $.001 par value.

     The Advanced Biotherapy-Delaware Common Stock initially will be listed on the OTC Bulletin Board, as the Company's Common Stock is presently. At a later date, and subject to Advanced Biotherapy-Delaware meeting qualification requirements, management may seek trading privileges on the NASDAQ National Market or the American Stock Exchange. However, at the present time the Company does not meet, and, as of the effective date of the Reincorporation Merger, Advanced Biotherapy-Delaware is not expected to meet, trading requirements for those markets.

INDEMNIFICATION AND DIRECTORS' LIABILITY

     The Company's Articles of Incorporation and Bylaws contain provisions intended to eliminate the liability of the Company's directors for monetary damages and to require the Company to indemnify its officers and directors (and to permit the Company to similarly indemnify key employees, in the discretion of the Board of Directors), in each case, to the maximum extent permitted by Nevada law. The Advanced Biotherapy-Delaware Certificate of Incorporation and Bylaws adopted in connection with the Reincorporation Merger will contain similar provisions to the maximum extent permitted by Delaware law. For a comparison of Nevada and Delaware law, see "Comparative Rights of Stockholders - Limitation of Liability of Directors" and "- Indemnification of Directors and Officers."

DESCRIPTION OF ADVANCED BIOTHERAPY-DELAWARE CAPITAL STOCK

Authorized Capital Stock

     Advanced Biotherapy-Delaware's authorized capital stock presently consists of (i) 100,000,000 authorized shares of common stock, $.001 par value, of which 1,000 shares are issued and outstanding and are owned by the Company, and (ii) 20,000,000 authorized shares of preferred stock, $.001 par value ("Advanced Biotherapy-Delaware Preferred Stock"). No shares of Advanced Biotherapy-Delaware Preferred Stock will be issued in connection with the Reincorporation Merger. All of the shares of Advanced Biotherapy-Delaware Common Stock issued in connection with the Reincorporation Merger will be validly issued, fully paid and non-assessable.

Advanced Biotherapy-Delaware Common Stock

     The holders of Advanced Biotherapy-Delaware Common Stock will be entitled to one (1) vote for each share on all matters voted on by stockholders, including the election of directors and, except as otherwise required by law, or provided in any resolution adopted by the Advanced Biotherapy-Delaware Board of Directors with respect to any series of Advanced Biotherapy-Delaware Preferred Stock, will exclusively possess all voting power. The holders of Advanced Biotherapy-Delaware Common Stock will not have any cumulative voting, conversion, redemption or preemptive rights. Subject to any preferential rights of any outstanding series of Advanced Biotherapy-Delaware Preferred Stock designated by the Advanced Biotherapy-Delaware Board of Directors from time to time, the holders of Advanced Biotherapy-Delaware Common Stock will be entitled to such dividends as may be declared from time to time by the Advanced Biotherapy-Delaware Board of Directors from funds available therefor, and upon liquidation will be entitled to receive pro rata all assets of Advanced Biotherapy-Delaware available for distribution to such holders.

COMPARATIVE RIGHTS OF STOCKHOLDERS

General

     As a result of the Reincorporation Merger, holders of Company Common Stock will become stockholders of Advanced Biotherapy-Delaware and the rights of all such former Company stockholders will thereafter be governed by the Advanced Biotherapy-Delaware Certificate, the Advanced Biotherapy-Delaware Bylaws and the Delaware General Corporation Law (the "Delaware Law"). The rights of the holders of Company Common Stock are presently governed by the articles of incorporation of the Company (the "Company Articles"), the bylaws of the Company (the "Company Bylaws") and the Nevada General Corporation Law (the "Nevada Law").

     The following summary, which does not purport to be a complete statement of the general differences among the rights of the stockholders of Advanced Biotherapy-Delaware and the Company sets forth certain differences between the Delaware Law and the Nevada Law, between the Advanced Biotherapy-Delaware Certificate and the Company Articles, and between the Advanced Biotherapy-Delaware Bylaws and the Company's Bylaws. This summary is qualified in its entirety by reference to the full text of each of such documents, the Delaware Law and the Nevada Law. For information as to how such documents (other than the Advanced Biotherapy-Delaware Certificate and Advanced Biotherapy-Delaware Bylaws, which are attached to this Proxy Statement as Appendices B and C, respectively) may be obtained, see "Available Information."

Number of Directors; Removal; Filling Vacancies

     The Advanced Biotherapy-Delaware Certificate will provide that, subject to any rights of holders of Advanced Biotherapy-Delaware Preferred Stock, the number of directors will be fixed from time to time by action of not less than a majority of the Advanced Biotherapy-Delaware Board then in office, but in no event shall the number of directors be less than three (3) nor more than eleven
(11). In addition, the Advanced Biotherapy-Delaware Certificate will provide that, subject to any rights of holders of Advanced Biotherapy-Delaware Preferred Stock, any vacancies (including newly-created directorships) will be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum. Directors appointed to fill vacancies created by the resignation or termination of a director will serve the remainder of the term of the resigning or terminated director. Accordingly, the Advanced Biotherapy-Delaware Board could prevent any stockholder from enlarging the Advanced Biotherapy-Delaware Board and filling the new directorships with such stockholder's own nominees.

     Under the Delaware Law, unless otherwise provided in the certificate of incorporation, directors serving on a board may be removed by the stockholders with or without cause. The Advanced Biotherapy-Delaware Certificate will provide that directors may be removed with or without cause, and only upon the affirmative vote of holders of at least 66 2/3% of the voting power of all the then outstanding shares of stock entitled to vote generally in the election of directors ("voting stock"), voting together as a single class, subject to any rights of holders of Advanced Biotherapy-Delaware Preferred Stock; provided, however, that where such action is approved by a majority of the directors the affirmative vote of only a majority of the holders of all outstanding shares of Advanced Biotherapy-Delaware Common Stock will be required for approval of such action.

     Under the Nevada Law, a director may be removed by the vote of the holders of not less than 66 2/3% of the voting power of the voting stock, subject to certain restrictions concerning cumulative voting. However, a Nevada corporation may include in its articles of incorporation a provision requiring the approval of a larger percentage of the stockholders to remove a director. Any vacancy in the board of directors may be filled by a majority of the remaining directors, though less than a quorum, even if the vacancy is due to an increase in the number of directors. The Company Articles provide that the number of directors shall not be less than one (1) and may from time to time be fixed by either amendment of the Company Articles or in such manner as shall be provided on the Company Bylaws. The Company Bylaws provide that the number of directors shall from time to time be fixed and determined by the vote of a majority of the entire board of directors serving at the time of the vote, provided that the number shall be not less than three (3) nor greater than twelve (12). There are currently ten (10) members of the Company's Board of Directors. The Company Articles do not permit cumulative voting.

Amendment of the Certificate of Incorporation and Bylaws

     The Advanced Biotherapy-Delaware Certificate will contain provisions requiring the affirmative vote of the holders of at least 66 2/3% of the voting power of the voting stock, to amend certain provisions of the Advanced Biotherapy-Delaware Certificate (including the provisions discussed above relating to directors), or to amend any provision of the Advanced Biotherapy-Delaware Bylaws; provided, however, that where such action is approved by a majority of the directors the affirmative vote of only a majority of the holders of all outstanding shares of Advanced Biotherapy-Delaware Common Stock will be required for approval of such action. These provisions will make it more difficult for stockholders to make changes in the Advanced Biotherapy-Delaware Certificate and Advanced Biotherapy-Delaware Bylaws, including changes designed to facilitate the exercise of control over Advanced Biotherapy-Delaware.

     The Nevada Law requires most amendments to the articles of incorporation to be approved by the board of directors, then by the vote of the holders of a majority of the voting stock, unless the articles of incorporation require a greater percentage of votes. If an amendment would alter any preferences or relative rights of a class or series of outstanding shares, it must be approved by a majority of the outstanding shares of each class or series so affected, regardless of limitations or restrictions on the voting power thereof. The Nevada Law gives the board of directors the power to make bylaws, subject to any limitations contained in bylaws adopted by the stockholders. The Company Articles do not contain any provisions requiring a greater percentage of votes for amendment. The Company Bylaws may be amended by either the Company's Board of Directors or the Company's stockholders.

Business Combinations

     Section 203 of the Delaware Law provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any "interested stockholder" for a three-year period following the date that such stockholder becomes an interested stockholder unless (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer) or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 662/3% of the outstanding voting stock which is not owned by the interested stockholder. Except as specified in Section 203 of the Delaware Law, an interested stockholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date and (b) the affiliates and associates of any such person.

     Under certain circumstances, Section 203 of the Delaware Law may make it more difficult for a person who would be an "interested stockholder" to effect various business combinations with a corporation for a three-year period, although the corporation's certificate of incorporation or stockholders may elect to exclude a corporation from the restrictions imposed thereunder. The Advanced Biotherapy-Delaware Certificate does not exclude Advanced Biotherapy-Delaware from the restrictions imposed under Section 203 of the Delaware Law. It is anticipated that the provisions of Section 203 of the Delaware Law may encourage companies interested in acquiring Advanced Biotherapy-Delaware to negotiate in advance with the Advanced Biotherapy-Delaware Board, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction which results in the stockholder becoming an interested stockholder.

     The Nevada Law also prohibits certain business combinations between a corporation and an "interested stockholder" (one beneficially holding, directly or indirectly, at least 10% of the outstanding voting stock) for five years after such person became an interested stockholder unless such interested stockholder, prior to becoming an interested stockholder, obtained the approval of the board of directors of either the business combination or the transaction that resulted in such person becoming an interested stockholder. Notwithstanding the foregoing, the Nevada Law permits business combinations that meet all requirements of the corporation's articles of incorporation and (i) are approved by the board of directors before the interested stockholder became an interested stockholder (or as to which the purchase of shares made by the interested stockholder had been approved by the board of directors before the date of purchase), (ii) are approved by the affirmative vote of the holders of stock representing a majority of the voting stock (excluding voting stock of the interested stockholder and its affiliates and associates) at a meeting called for such purpose no earlier than five years after the interested stockholder became an interested stockholder, or (iii) the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated. A corporation may expressly exclude itself from application of the foregoing business combination provisions of the Nevada Law but the Company has not done so.

Limitation of Liability of Directors

     Both the Nevada Law and the Delaware Law permit a corporation to include a provision in its articles or certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for damages for breach of the director's fiduciary duty, subject to certain limitations. The Company Bylaws include such a provision, and the Advanced Biotherapy-Delaware Certificate will, as set forth below, include such a provision, in each case, to the maximum extent permitted by law.

     The Advanced Biotherapy-Delaware Certificate will provide, that a director will not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware Law, which concerns unlawful payments of dividends, stock purchases or redemptions or (iv) for any transaction from which the director derived an improper personal benefit.

     While these provisions provide directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on a director's breach of his or her duty of care. The provisions described above apply to an officer of the corporation only if he or she is a director of the corporation and is acting in his or her capacity as director, and do not apply to officers of the corporation who are not directors. Nevada Law limits a director's liability for monetary damages, except for breach of a director's duties under certain circumstances. See "Summary of Significant Differences between Delaware and Nevada Corporate Laws - Liability of Directors."

Indemnification of Directors and Officers

     Both the Nevada Law and the Delaware Law permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Both states' laws provide that a corporation may advance expenses of defense (upon receipt of a written undertaking to reimburse the corporation if indemnification is not appropriate) and must reimburse a successful defendant for expenses, including attorney's fees, actually and reasonably incurred, and both states permit a corporation to purchase and maintain liability insurance for its directors and officers. Both Delaware Law and Nevada Law provide that indemnification may not be made for any claim, issue or matter as to which a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper.

     The Advanced Biotherapy-Delaware Certificate will provide that each person who is involved in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, will be indemnified by the corporation to the full extent permitted by the Delaware Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted prior to such amendment) or by other applicable laws then in effect. The indemnification rights to be conferred by the Advanced Biotherapy-Delaware Certificate are not exclusive of any other right to which a person seeking indemnification may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise. The Company is, and Advanced Biotherapy-Delaware will be, authorized to purchase and maintain insurance on behalf of its directors, officers, employees and agents.

     As described below, with certain exceptions, Delaware Law is similar to Nevada Law with respect to indemnification of officers and directors. See "Summary of Significant Differences between Delaware and Nevada Corporate Laws - Liability of Directors."

     Further, the Company may enter into an agreement of indemnification with its directors to provide for indemnification to the fullest extent permitted, as currently provided under Nevada Law, and under Delaware Law, if the Company effectuates the Reincorporation Merger.

     The members of the Board of Directors of the Company have a personal interest in seeing that the Reincorporation Merger is effected and that the limitation on liability and indemnification provisions are included as a part of the Certificate of Incorporation and Bylaws of Advanced Biotherapy-Delaware.

CHANGE IN THE COMPANY'S CHARTER AND BYLAWS TO BE EFFECTED BY THE
REINCORPORATION MERGER

     Approval of the Agreement of Merger by the stockholders will also constitute approval of the provisions of the Certificate of Incorporation of Advanced Biotherapy-Delaware (See Exhibit B to the Agreement of Merger and Appendix B) and the Bylaws of Advanced Biotherapy-Delaware (see Exhibit C to the Agreement of Merger and Appendix C). The Certificate of Incorporation and Bylaws of Advanced Biotherapy-Delaware differ from the Company's Articles of Incorporation and Bylaws in certain respects, the most important of which are described below.

Supermajority Required for Amendment

     The Certificate of Incorporation permits the Board of Directors to adopt, amend or repeal any or all of the Company's bylaws without stockholder action and provide that such bylaws may also be adopted, amended or repealed by its stockholders, but only if approved by holders of 66 2/3% or more of the voting power of all outstanding shares of voting stock, including in any instance in which the alteration is proposed by an interested stockholder or by affiliates or associate of any interested stockholder, the affirmative vote of the holders of at least a majority of voting power of all outstanding shares of voting stock held by persons other than the interested stockholder who proposed such action. However, the only stockholder vote required if the modification is approved by a majority of the continuing directors is the affirmative vote of the majority of the voting power of all outstanding shares of voting stock.

Authorized Capital

     The Company's current Articles of Incorporation authorize the issuance of up to 50,000,000 shares, par value $.001 per share. The proposed Certificate of Incorporation will increase the authorized number of shares of common stock to 100,000,000 shares, par value $.001 per share, and will further authorize the issuance of 20,000,000 shares of preferred stock, par value $.001 per share. Each share of Advanced Biotherapy-Delaware Common Stock will have the same par value as the Common Stock. The current Articles of Incorporation do not include a provision for the authorization of a class of preferred stock. The proposed Certificate of Incorporation authorizes a class of preferred stock commonly known as "blank check" preferred stock. The preferred stock may be issued from time to time in one or more series, and the Board of Directors of Advanced Biotherapy-Delaware, without further approval of its stockholders, is authorized to fix the relative rights, preferences, privileges and restrictions applicable to each series of preferred stock. Such shares of preferred stock, if and when issued, may have rights, powers and preferences superior to those of the Advanced Biotherapy-Delaware Common Stock. Nevada Law does not allow for the issuance of "blank check" preferred stock, but requires a corporation to amend the articles of incorporation to authorize the issuance of each series of preferred stock. While there are no current plans, commitments or understandings, written or oral, to issue any preferred stock, in the event of any issuances, the holders of Advanced Biotherapy-Delaware Common Stock will not have any preemptive or similar rights to acquire any preferred stock.

SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN DELAWARE AND NEVADA CORPORATE LAWS

     The following is a brief summary of certain material ways in which Nevada and Delaware corporate laws differ and does not purport to be a complete statement of such laws.

Liability of Directors

     Delaware Law permits a Delaware corporation to include in its certificate of incorporation a provision which eliminates or limits the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director. However, no such provision may eliminate or limit the liability of a director: (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit. The proposed Certificate of Incorporation includes such a provision.

     Under Nevada Law, a director is not personally liable for monetary damages to any person for his actions as a director unless the director breached his duties by way of: (i) a criminal violation, unless the director has reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful; (ii) a transaction from which the director derived an improper personal benefit; (iii) declaration of unlawful distributions; (iv) in a derivative action, conscious disregard by the director for the best interests of the corporation or willful misconduct by the director; or (v) in a third party action, recklessness or actions or omissions committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

Indemnification of Directors and Officers

     Delaware and Nevada Law generally provide for similar provisions with respect to the power of a corporation to indemnify its directors and officers. However, unlike under Delaware Law, Nevada Law provides that no indemnification is permitted for criminal violations (unless the director, officer, employee or agent had reasonable cause to believe his conduct was unlawful), transactions in which the director or officer derived an improper personal benefit, declaration of unlawful dividends or, in derivative actions, willful misconduct or conscious disregard for the best interests of the corporation.

Special Meetings of Stockholders

     Under Delaware Law, a special meeting of stockholders may be called by the corporation's board of directors or by such persons as may be authorized by the corporation's certificate of incorporation or bylaws. The proposed Bylaws of Advanced Biotherapy-Delaware provide that a special meeting may be called by the Chairman of the Board of Directors, a majority of the Board of Directors, the President, or 50% of the stockholders of record of all shares entitled to vote.

     Nevada Law provides that a special meeting of stockholders may be called by: (i) a corporation's board of directors; (ii) the persons authorized by the articles of incorporation or bylaws; or (iii) the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the proposed special meeting. A corporation's articles of incorporation may require a higher percentage of votes, up to a maximum of 50% to call a special meeting of stockholders. The Company's current Articles of Incorporation do not include any such provision. The current Bylaws of the Company provide that a special meeting of stockholders may be called by a majority of the Board of Directors, the President, a Vice President or 50% of the stockholders of record of all shares entitled to vote.

Merger with Subsidiary

     Nevada and Delaware Law both provide that a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without stockholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary.

Removal of Directors; Filling Vacancies on the Board of Directors

     Under Delaware Law, any director or the entire board of directors generally may be removed with or without cause by the holders of a majority of the shares entitled to vote at an election of directors. Under Nevada Law, stockholders may remove one or more directors, with or without cause, unless the articles of incorporation provide that directors may be removed only with cause, at a meeting of stockholders called expressly at least in part for that purpose. The Company's current Articles of Incorporation do not refer to removal of directors. Therefore, any member of the Company's Board of Directors may be removed with or without cause.

     Under the proposed Bylaws of Advanced Biotherapy-Delaware, newly created directorships resulting from any increase in the number of directors or any vacancies on the Board of Directors may be filled by the affirmative vote of a majority of the directors then in office. In addition, the proposed Bylaws of Advanced Biotherapy-Delaware provide that the directors elected to fill vacancies on the Board of Directors will hold office until the next election of directors. The Company's existing Bylaws provide that vacancies on the Board of Directors may be filled by a majority vote of the remaining members of the Board of Directors.

Committees of the Board of Directors

     Nevada and Delaware Law both provide that the board of directors may delegate certain of their duties to one or more committees elected by a majority of the board. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, and to reduce earned or capital surplus and authorize the acquisition of the corporation's own stock. Moreover, if either the corporation's certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock. Nevada Law places more limitations on the types of activities that can be delegated to committees of the board. Under Nevada Law, a committee of the board of directors may not approve or recommend to stockholders actions or proposals required to be approved by the stockholders, fill a vacancy on the board, adopt, amend or repeal the bylaws, authorize the issuance of stock, or authorize the reacquisition of the corporation's own stock.

Amendment or Repeal of the Certificate

     Under Delaware Law, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. The proposed Certificate of Incorporation does not provide otherwise. However, the proposed Certificate of Incorporation imposes certain supermajority requirements on the vote of stockholders to amend the proposed Certificate of Incorporation of Advanced Biotherapy-Delaware, unless such amendments are also adopted by the Board of Directors of Advanced Biotherapy-Delaware. Except with regard to minor amendments, all amendments to the articles of incorporation of a Nevada corporation must be approved by a majority of all the votes entitled to be cast by each voting group, unless the articles of incorporation require a greater or lesser vote. The Company's current Articles of Incorporation do not provide for a greater or lesser vote. See "Change in the Company's Charter and Bylaws to be Effected by the Reincorporation Merger - Supermajority Required for Amendment."

Amendments to Bylaws

     Under Delaware Law, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation. Under Nevada Law, a corporation's board of directors may amend or repeal the bylaws unless such power is expressly reserved to the stockholders in the articles of incorporation or under Nevada Law, or the stockholders expressly provide in amending or repealing all or any part of the bylaws, that the board of directors may not amend or repeal the affected bylaws. The proposed Certificate of Incorporation permits the Board of Directors to adopt, alter or amend the proposed Bylaws of Advanced Biotherapy-Delaware. However, the proposed Certificate of Incorporation imposes certain supermajority requirements on the vote of stockholders to amend the proposed Bylaws of Advanced Biotherapy-Delaware, unless such amendments are also adopted by the Board of Directors of Advanced Biotherapy-Delaware. The Company's Articles provide the Board of Directors with the authority to adopt, alter or amend the Company's Bylaws. See "Change in the Company's Charter and Bylaws to be Effected by the Reincorporation Merger - Supermajority Required for Amendment."

Vote Required For Mergers

     Nevada Law provides that the sale, lease, exchange or disposal of all, or substantially all, of the assets of a Nevada corporation, not in the ordinary course of business, as well as any merger, consolidation or share exchange generally must be recommended by the Board of Directors and approved by a vote of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under Nevada Law, the vote of the stockholders of a corporation surviving a merger is not required if: (i) the articles of incorporation of the surviving corporation will not substantially differ from its articles of incorporation before the merger; and (ii) each stockholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger. Delaware Law has a similar provision requiring stockholder approval in the case of the disposition of assets or a merger or a share exchange. However, with respect to mergers which do not require the vote of the corporation's stockholders, Delaware Law, unlike Nevada Law, also requires that either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan, do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Stock Redemptions And Repurchases

     Both Delaware and Nevada corporations may generally purchase or redeem their own shares of capital stock. Under Delaware Law, a Delaware corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation. Subject to any restrictions imposed by its articles of incorporation, a Nevada corporation may make distributions to stockholders, so long as, after giving effect to such distribution: (i) the corporation would be able to pay its debts as they become due in the usual course of business; or (ii) the corporation's total assets would not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. The Company's Articles do not contain any additional restrictions on distributions to stockholders or provide for the authorization of a class of preferred stock.

Proxies

     Under Delaware Law, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period. Under Nevada Law, a proxy is effective only for a period of six (6) months, unless it is coupled with an interest or unless otherwise provided in the proxy which duration may not exceed seven (7) years.

Consideration for Stock

     Under Nevada Law, a corporation may issue its capital stock only in return for certain tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, promises to perform services evidenced by a written contract, and other securities of the corporation. Shares may be issued for less than par value. Under Delaware Law, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the board of directors.

Stockholders' Rights to Examine Books and Records

     Delaware Law provides that any stockholder of record may demand to examine the corporation's books and records for any proper purpose. If management of the corporation refuses, the stockholder can compel release of the books by court order. Under Nevada Law, any stockholder who owns at least 15% of the outstanding shares of the corporation's capital stock may inspect, copy and audit the books of account and all financial records of the corporation. However, only a stockholder whose demand is made with a proper purpose may undertake any such inspection or audit. Under Nevada Law, if any officer or agent keeping records in Nevada refuses to allow a stockholder of a corporation to inspect or audit the corporation's books of account and financial records, the corporation and the officer or agent will be liable to the stockholder for all damages incurred by the stockholder, and the corporation may be liable for fines payable to the State of Nevada. There is no such corresponding provision in Delaware Law.

Dividends

     Delaware Law provides that the corporation may pay dividends out of surplus, out the corporation's net profits for the preceding fiscal year, or both provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock having a distribution preference. Nevada Law provides that dividends may be paid, unless after giving effect to such distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities, plus (unless the corporation's articles of incorporation permit otherwise) the amount needed to satisfy preferential distributions.

Corporate Action Without a Stockholder Meeting

     Delaware and Nevada Law both permit corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation, respectively, expressly provide otherwise. The Company's current Articles of Incorporation do not include any such contrary provision. The proposed Certificate of Incorporation does not include any such contrary provision. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of stockholders, Delaware Law requires that prompt notice of the taking of such action be sent to those stockholders who have not consented in writing. Nevada Law provides that such notice must be given within ten (10) days of the date such stockholder authorization is granted.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This summary does not take into account possible changes in such laws or interpretations, including amendments to the Code, applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. This discussion should not be considered tax or investment advice, and the tax consequences may not be the same for all stockholders. All stockholders desiring specification of the federal state, local and foreign tax consequences to them should consult their individual tax advisors.

     The Reincorporation Merger is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, no taxable income, gain, or loss will be recognized by the Company or the stockholders as a result of the exchange of shares of Company Common Stock for shares of Advanced Biotherapy-Delaware Common Stock upon consummation of the transaction.

     The combination and change of each share of Company Common Stock into one share of Advanced Biotherapy-Delaware Common Stock will be a tax-free transaction, and the holding period and tax basis of Common Stock will be carried over to Advanced Biotherapy-Delaware Common Stock received in exchange therefor.

SECURITIES ACT CONSEQUENCES

     The shares of Advanced Biotherapy-Delaware Common Stock to be issued in exchange for shares of Common Stock are not being registered under the Securities Act of 1933, as amended (the "1933 Act"). In that regard, Advanced Biotherapy-Delaware is relying on Rule 145(a)(2) under the 1933 Act, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the 1933 Act, and on interpretations of the Rule by the Securities and Exchange Commission (the "Commission") which indicate that the making of certain changes in the surviving corporation's charter documents which could otherwise be made only with the approval of the stockholders of either corporation does not render Rule 145(a)(2) inapplicable.

     After the Reincorporation Merger, Advanced Biotherapy-Delaware will be a publicly-held company, Advanced Biotherapy-Delaware Common Stock will be listed for trading in the over-the-counter market on the "OTC Bulletin Board," and Advanced Biotherapy-Delaware will file periodic reports and other documents with the Commission and provide to its stockholders the same types of information that the Company has previously filed and provided. Stockholders whose Common Stock is freely tradeable before the Reincorporation Merger will have freely tradeable shares of Advanced Biotherapy-Delaware Common Stock. Stockholders holding restricted shares of Common Stock will have shares of Advanced Biotherapy-Delaware Common Stock which are subject to the same restrictions on transfer as those to which their present shares of Common Stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Advanced Biotherapy-Delaware Common Stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the 1933 Act, stockholders will be deemed to have acquired their shares of Advanced Biotherapy-Delaware Common Stock on the date they acquired their shares of Common Stock. In summary, Advanced Biotherapy-Delaware and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation Merger as were the Company and the stockholders prior to the Reincorporation Merger.

DISSENTERS' RIGHTS OF APPRAISAL

     Nevada Law generally provides that stockholders may have dissenters' rights in connection with a plan of merger in connection with which the approval of the corporation's stockholders is required. However, Nevada Law provides that there is no right of dissent with respect to a plan of merger, such as the Reincorporation Merger, in favor of holders of any class or series which, at the record date for the stockholders' meeting to approve the plan, were either: (i) listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers ("NASD"), or
(ii) held by at least 2,000 stockholders of record, as that term is defined in
Section 92A.330 of the Nevada Law. The Company's Common Stock is listed for trading in the over-the-counter market, which is not designated as a national market system by the NASD. However, as of the Record Date, the Company had approximately 3,900 stockholders of record.

     Therefore, the Company believes there are no dissenters' or appraisal rights available to stockholders with respect to the Reincorporation Merger.

ABANDONMENT

     Notwithstanding a favorable vote of the stockholders, the Company reserves the right by action of the Board of Directors to abandon the proposed reincorporation prior to effectiveness of the Reincorporation Merger if it determines that such abandonment is in the best interests of the Company. The Board of Directors has made no determination as to any circumstances which may prompt a decision to abandon the proposed reincorporation.

APPROVAL BY STOCKHOLDERS OF THE REINCORPORATION MERGER WILL CONSTITUTE APPROVAL OF THE AGREEMENT OF MERGER, THE CERTIFICATE OF INCORPORATION OF ADVANCED BIOTHERAPY-DELAWARE, THE BYLAWS OF ADVANCED BIOTHERAPY-DELAWARE, AND THE CHANGE OF THE CORPORATE NAME.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     Under the Company's Articles of Incorporation and Nevada Law, this Proposal 2 to reincorporate the Company in Delaware pursuant to the Reincorporation Merger must be approved by the affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL 2.

                                   PROPOSAL 3
               INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON
               STOCK AND APPROVE AUTHORIZATION OF PREFERRED STOCK

DESCRIPTION OF AMENDMENT

     The Company's current Articles of Incorporation authorize the issuance of up to 50,000,000 shares, par value $.001 per share. The current Articles of Incorporation do not include a provision for the authorization of a class of preferred stock. This Proposal 3 seeks the approval of the Company's stockholders to increase the aggregate number of shares that the Company shall have authority to issue up to 120,000,000 shares, consisting of 100,000,000 shares of common stock, par value $.001 per share, and 20,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock").

     As of May 31, 2000, The Company had issued and outstanding 39,398,265 shares of Common Stock, and an additional 7,863,088 shares of Common Stock were reserved to be issued pursuant to outstanding Company stock options and warrants. The Board of Directors has approved (i) an increase in the authorized number of shares of Common Stock from 50,000,000 shares to 100,000,000 shares, and (ii) the authorization of 20,000,000 shares of Preferred Stock commonly known as "blank check" preferred stock, in order to facilitate the Company's ability to raise capital, to facilitate acquisitions and mergers and to attract qualified employees by offering stock options for shares of Common Stock as incentive compensation for such persons, by authorizing the issuance of additional securities of the Company for purposes of effectuating such transactions. The Preferred Stock may be issued from time to time in one or more series, and the Board of Directors, without further approval of the Company's stockholders, is authorized to fix the relative rights, preferences, privileges and restrictions applicable to each series of Preferred Stock. Such shares of Preferred Stock, if and when issued, may have rights, powers and preferences senior to those of the Company's Common Stock. While the Company has no current plans or commitments to issue any Preferred Stock, in the event of any issuances, the holders of the Common Stock will not have any preemptive or similar rights to acquire any Preferred Stock.

     Although approval of this Proposal 3 would increase the number of shares of authorized capital stock, it would not result in any change in the voting power of or equity percentages of the Company owned by stockholders. Sale and issuance of such authorized but unissued shares of capital stock would remain within the discretion of the Board of Directors, in the exercise of their fiduciary duties and subject to applicable corporate, securities and other laws and regulations.

     The proposed change would cause Article 4 of the Company's Articles of Incorporation to read as follows:

     "4. The Corporation is authorized to issue two (2) classes of stock to be designated Common Stock and Preferred Stock. The aggregate number of shares that the Corporation shall have authority to issue is One Hundred Twenty Million (120,000,000) consisting of One Hundred Million (100,000,000) shares of Common Stock, $.001 par value per share, and Twenty Million (20,000,000) shares of Preferred Stock, $.001 par value per share.

     The shares of Preferred Stock may be issued from time to time in one (1) or more series. The Board of Directors is authorized, subject to limitations prescribed by law, to provide by resolution of the Board of Directors for the issuance of the shares of Preferred Stock in series, to establish from time to time the number of shares to be included in each such series, and to fix by resolution of the Board of Directors the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following: (a) the number of shares constituting that series and the distinctive designation of that series; (b) the dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series; (c) whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;
(d) whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provisions for adjustment of the conversion rate in such events as the Board of Directors shall determine; (e) whether or not the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; (f) whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amount of such sinking fund; (g) the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation and the relative rights of priority, if any, of payment of shares of that series; and (h) any other relative or participating rights, preferences and limitations of that series. The Board of Directors is further authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series."

     In the event that the Company's stockholders approve Proposal 2 of this Proxy Statement, which includes, in part, a proposal to increase the authorized number of shares of Common Stock to 100,000,000 shares and to authorize 20,000,000 shares of Preferred Stock, the Board of Directors will withdraw this Proposal 3 from consideration by the stockholders at the Annual Meeting.

     If the Company's stockholders do not approve Proposal 2 of this Proxy Statement, but approve this Proposal 3, the current Articles of Incorporation will be amended as set forth in this Proxy Statement.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     Under the Company's Articles of Incorporation and Nevada Law, this Proposal 3 to increase the authorized number of shares of Common Stock and to authorize shares of Preferred Stock in the Company's Articles of Incorporation must be approved by the affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL 3.

                                   PROPOSAL 4
                          CHANGE OF NAME OF THE COMPANY

DESCRIPTION OF AMENDMENT

     The Company's Board of Directors voted to change the name of the Company to "Advanced Biotherapy, Inc.," subject to the approval of the Company's stockholders.

     The Board of Directors believes the proposed name change reflects the recognition of the Company name as it is referred to in the investor community and the biotechnology industry.

     In the event that the Company's stockholders approve Proposal 2 of this Proxy Statement, which includes, in part, the proposed change of the Company's name to "Advanced Biotherapy, Inc.," this Proposal 4 of this Proxy Statement will be moot, and the Board of Directors will withdraw this Proposal 4 from consideration by the stockholders at the Annual Meeting. If the Company's stockholders do not approve Proposal 2 of this Proxy Statement, but only approve this Proposal 4, the current Articles of Incorporation will be amended to change the Company's name to "Advanced Biotherapy, Inc."

RECOMMENDATION OF THE BOARD OF DIRECTORS

     Under the Company's Articles of Incorporation and Nevada Law, this Proposal 4 to change the name of the Company must be approved by the affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL 4.

                                   PROPOSAL 5
               APPROVAL OF THE AUTHORITY OF THE BOARD OF DIRECTORS
           TO EFFECT A DECREASE IN THE NUMBER OF OUTSTANDING SHARES OF
          COMPANY COMMON STOCK IN THE FUTURE BY A 'REVERSE STOCK SPLIT'

GENERAL

     The Board of Directors seeks approval of its authority to effect a decrease in the number of shares of Company Common Stock outstanding (or shares of Advanced Biotherapy-Delaware Common Stock if Proposal 2 shall be approved) by means of a reverse stock split ("Reverse Stock Split") at a ratio of at least 1:4, that is, one (1) share for four (4) shares, which authority is contingent upon the Board of Directors making a determination within one year after the Annual Meeting that such action is in the best interest of the Corporation's stockholders. As a consequence, for example, the Board of Directors would have the authority in its discretion to effect a Reverse Stock Split in the future at a ratio of one (1) share for two (2) shares, or three (3) shares, or four (4) shares, but not one (1) share for five (5) shares. Fractional shares will be rounded up to the next whole number. For example, in the event that the Board of Directors were to approve a ratio of one (1) share to four (4) shares, after the Reverse Stock Split, each stockholder will own 1/4th of the number of shares of Common Stock that such stockholder owned prior to the Reverse Stock Split, subject to such roundoff. If this Proposal 5 is approved and effectuated, the authorized but unissued shares of Common Stock will not be reduced from, but rather will remain, 50,000,000 shares, subject to increase to 100,000,000 shares of Common Stock if either Proposal 2 or Proposal 3 of this Proxy Statement is approved. Moreover, in the foregoing example, stock options outstanding would similarly be proportionately reduced by a factor of one-fourth (1/4) and the exercise price would be increased by a factor of four
(4). The implementation of a possible future Reverse Stock Split would not result in a change in the relative equity positions or voting power of stockholders, except for the effect of the elimination of fractional shares. However, there can be no assurance that the Reverse Stock Split would not have a material adverse effect on the total value of the Company's Common Stock or on the stockholders, whether collectively or on any stockholder individually.

FUTURE DETERMINATION BY THE BOARD OF DIRECTORS

     Notwithstanding a favorable vote by the stockholders, the Company reserves the right by action of the Board of Directors to determine if, and when, a Reverse Stock Split shall be effected, provided that no such Reverse Stock Split shall occur unless the Board of Directors shall have determined that such Reverse Stock Split is in the best interests of the Company's stockholders and such determination, if at all, shall have been made on or prior to the date which is the first anniversary of the date of the Annual Meeting.

     As of the date of this Proxy Statement, the Board of Directors has made no determination to effect a Reverse Stock Split.

PURPOSES FOR A REVERSE STOCK SPLIT

     The Company's shares currently trade only over-the-counter on the "OTC Bulletin Board" (the "OTC Bulletin Board"). The proposal, which grants the Board of Directors the authorization to effect a Reverse Stock Split if the Board deems such future possible action to be in the best interest of the stockholders, would be designed to help the Company meet certain of the listing requirements of the American Stock Exchange or the NASD National Market System.

     The bid price of the Common Stock of the Company has been generally below $3.00 for some time. Management believes it is in the best interest of stockholders to approve this Proposal so that the Company's Common Stock might trade at a level greater than the American Stock Exchange minimum bid price, thus enabling the Company's Common Stock to satisfy such listing requirement although the Company has not submitted a listing application and presently does not meet certain other listing requirements. There can be no assurance that the Company would be able to satisfy the requirements for listing of its Common Stock on the American Stock Exchange. The Common Stock of the Company which is traded, if at all, on the "OTC Bulletin Board" might be substantially less liquid and less active than if the Common Stock were traded on the American Stock Exchange or the NASD National Market System.

     The Company further believes that the total number of shares of the Company's Common Stock outstanding is disproportionately large in relation to the Company's level of sales, net income and net worth, and that the current per share price of Common Stock may limit the marketability of the shares because of the reluctance of many brokerage firms and institutional investors to recommend or trade in low priced or "penny" stocks. In addition, certain policies and procedures in the securities industry may tend to discourage individual brokers from dealing in penny stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower-priced stocks economically unattractive. The Board of Directors believes that a decrease in the number of shares of Common Stock outstanding without material alteration of the respective economic interests in the Company of stockholders would likely increase the perception of, and thereby the valuation of, such shares. However, no assurance can be given that the market price of the Common Stock would rise in exact proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split.

     Another projected economic benefit of the Reverse Stock Split would be a likely reduction in the costs of trading in the shares of the Company. In most cases trading costs include both the indirect cost of "dealer markup," that is, the difference between the buying and selling prices of dealers in a given stock (i.e., the "bid-ask" spread), as well as the commission applied to a given transaction. Most broker-dealers, including both "full-commission" and "discount" broker-dealers, use both a "bid-ask spread" and a transaction commission in connection with trades in all OTC Bulletin Board-listed shares. Generally speaking, a substantial increase in the price per share of a stock may decrease both the "bid-ask" spread as a proportion of the stock price, and the per share commission on the vast majority of retail transactions in any listed stock.

     The market price of the Common Stock is based on Company performance and other factors, some of which may be partially or even wholly unrelated to the number of shares outstanding.

     The following table sets forth quotations for the bid prices for the Common Stock for the periods indicated below, as reported to the Company by Bloomberg, without adjustments for retail mark-ups, mark-downs or commissions. These prices may not represent actual transactions:

                                Year Ended December 31, 1999                 Year Ending December 31, 2000
                                         Bid Prices                                    Bid Prices

                                 High                    Low                   High                    Low

1st Quarter                      $0.24                  $0.12                 $3.937                  $0.24

2nd Quarter                      $0.20                  $0.09

3rd Quarter                      $0.10                  $0.01

4th Quarter                      $0.35                  $0.05

     No dividend has ever been declared or paid by the Company with respect to its Common Stock. The Company does not anticipate that any dividend will be declared or paid in the foreseeable future on the Company's Common Stock.

EFFECTS OF A REVERSE STOCK SPLIT AND ELIMINATION OF FRACTIONAL SHARE INTERESTS

     In the event the Board of Directors were to approve a Reverse Stock Split, on the effective date of the Reverse Stock Split, as further described below, the number of shares of each stockholder would automatically be adjusted on the records of the Company to the number of shares of Common Stock previously held, divided by the share split ratio number, and no fractional shares will be issued to any stockholder, but rather fractional shares would be rounded up to the next whole number.

     For stockholders who own less than 100 shares of the Company, the Reverse Stock Split will result in such stockholders owning "odd lots" (i.e., lots of less than 100 shares) of Common Stock. Odd lot shares may be more difficult to sell, or may require a somewhat greater commission per share to sell, than shares in lots of 100. There can be no assurances that the Reverse Stock Split will not otherwise have a detrimental effect on the total value of the Company's Common Stock.

CERTIFICATES AND MANDATORY EXCHANGE

     If this Proposal 5 is approved, and if the Board of Directors determines to undertake a Reverse Stock Split in the future, stockholders will be required to exchange their certificates representing shares of Common Stock held prior to the Reverse Stock Split for new certificates representing their shares after the Reverse Stock Split. Stockholders will be furnished the necessary materials and instructions to effect such exchange of certificates promptly following the effective date thereof by the Company's transfer agent. Certificates representing shares of Common Stock before the Reverse Stock Split would not be transferred on the books and records of the Company until such certificates had been exchanged for certificates representing shares of Common Sock after the Reverse Stock Split. In the event any certificate representing Common Stock was not returned to the Company, any dividends that may be declared after the effective date of the Reverse Stock Split with respect to the Common Stock represented thereby would be withheld until such certificate had been properly presented for exchange, at which time all such withheld dividends which had not yet been paid to the public official pursuant to relevant abandoned property laws would be paid to the holder thereof or his designee, without interest.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

     The following description of federal income tax consequences of the Reverse Stock Split is based on the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury Regulations issued thereunder, judicial authority and current administrative rulings and practices as of the date of this Proxy Statement. This summary does not take into account possible changes in such laws or interpretations, including amendments to the Code, applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. This discussion should not be considered tax or investment advice, and the tax consequences of the Reverse Stock Split may not be the same for all stockholders. All stockholders desiring specification of the federal state, local and foreign tax consequences to them should consult their individual tax advisors.

     In the event of a Reverse Stock Split, a stockholder will not recognize taxable gain or loss on the receipt of new certificates in exchange for old certificates in the Reverse Stock Split. In the aggregate, the stockholder's basis in the Common Stock represented by new certificates will equal his or her basis in the shares of Common Stock represented by old certificates exchanged therefor, and such stockholder's holding period for the new certificates will include the holding period for the old certificates therefor, if the shares of Common Stock represented by such certificates are capital assets in the hands of such stockholder.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     Under the Company's Articles of Incorporation and Nevada Law, this Proposal 5 to grant authority to the Board of Directors to effect a decrease in the number of shares of the Company's Common Stock (or shares of Advanced Biotherapy-Delaware Common Stock, if Proposal 2 shall be approved) by a Reverse Stock Split must be approved by the affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote at the Meeting.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THIS PROPOSAL 5.

                                  OTHER MATTERS

     The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies on the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

                              AVAILABLE INFORMATION

     As part of this Proxy Statement, the Company incorporates by reference the following documents filed herewith as exhibits to this Proxy Statement:

1. Appendix A - Agreement of Merger between Advanced Biotherapy Concepts, Inc., a Nevada corporation, and Advanced Biotherapy, Inc., a Delaware corporation.

2. Appendix B - Certificate of Incorporation of Advanced Biotherapy, Inc., a Delaware corporation.

3.   Appendix C - Bylaws of Advanced Biotherapy, Inc., a Delaware corporation.


Dated: July 14, 2000

                                                                     APPENDIX A


                               AGREEMENT OF MERGER

     This Agreement of Merger (the "Merger Agreement"), dated as of July 14, 2000, is between ADVANCED BIOTHERAPY CONCEPTS, INC., a Nevada corporation ("Advanced Biotherapy"), and ADVANCED BIOTHERAPY, INC., a Delaware corporation and a wholly-owned subsidiary of Advanced Biotherapy ("New Advanced Biotherapy") (Advanced Biotherapy and New Advanced Biotherapy collectively referred to as the "Constituent Corporations").

                                    RECITALS

     A. Advanced Biotherapy is a corporation duly organized and existing under the laws of the State of Nevada.

     B. New Advanced Biotherapy is a corporation duly organized and existing under the laws of the State of Delaware and is a newly-formed, wholly-owned subsidiary of Advanced Biotherapy.

     C. The Boards of Directors of the Constituent Corporations deem it advisable and in the best interests of their respective corporations and stockholders that Advanced Biotherapy be merged with and into New Advanced Biotherapy, with New Advanced Biotherapy being the surviving corporation (the "Merger").

     D. The Boards of Directors of the Constituent Corporations have approved this Merger Agreement by resolutions duly adopted by their respective Boards of Directors in accordance with the laws of their respective jurisdictions of incorporation.

     E. The Constituent Corporations desire to adopt this Merger Agreement as a plan of reorganization in accordance with the provisions of Section 366 of the Internal Revenue Code of 1986, as amended.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements, and in accordance with applicable law, the parties agree as follows:

1. SURVIVING CORPORATION. At the Effective Time (as defined in Section 12), Advanced Biotherapy shall be merged with and into New Advanced Biotherapy, with New Advanced Biotherapy being the surviving corporation (the "Surviving Corporation") of the Merger. At the Effective Time, the corporate existence of Advanced Biotherapy shall cease, and the Surviving Corporation shall succeed to all the business, properties, assets, and liabilities of the Constituent Corporations. At the Effective Time, the name of the Surviving Corporation shall continue to be Advanced Biotherapy Concepts, Inc.

2. AUTHORIZED SHARES. The authorized capital stock of the Surviving Corporation shall, upon adoption of the Certificate of Incorporation described in Section 3(a), consist of 100,000,000 shares of Common Stock, $.001 par value ("New Advanced Biotherapy Common Stock"), and 20,000,000 shares of Preferred Stock, $.001 par value ("New Advanced Biotherapy Preferred Stock").

3. CERTIFICATE OF INCORPORATION AND BYLAWS.

     a. The certificate of incorporation of the Surviving Corporation from and after the Effective Time shall be the Certificate of Incorporation attached hereto as Exhibit A.

     b. The Bylaws of the Surviving Corporation from and after the Effective Time shall be the Bylaws attached hereto as Exhibit B.

4. DIRECTORS AND OFFICERS.

     a. The directors of Advanced Biotherapy immediately prior to the Effective Time shall be the directors of the Surviving Corporation, to hold office from and after the Effective Time, in accordance with the Bylaws of the Surviving Corporation, until their respective successors are duly appointed or elected and qualified.

     b. The officers of Advanced Biotherapy immediately prior to the Effective Time shall be the officers of the Surviving Corporation, to hold the same offices from and after the Effective Time, in accordance with the Bylaws of the Surviving Corporation, until their respective successors are duly appointed or elected and qualified.

5. REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware shall be at 9 East Lookerman, Suite 1B, City of Dover, County of Kent, Delaware 19901.

6. CORPORATE PURPOSES. The purposes for which the Surviving Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

7. TERMS OF MERGER.

     a. At the Effective Time, each issued and outstanding share of Common Stock, $.001 par value ("Advanced Biotherapy Common Stock"), of Advanced Biotherapy shall, automatically and without further act of either of the Constituent Corporations or of any holder thereof, be extinguished and converted into one issued and outstanding and fully paid and nonassessable share of New Advanced Biotherapy Common Stock. At the Effective Time, each issued share of Advanced Biotherapy Common Stock held in the treasury of Advanced Biotherapy prior to the Effective Time shall, automatically and without further act of either of the Constituent Corporations, be extinguished and converted into one fully paid and nonassessable share of New Advanced Biotherapy Common Stock held in the treasury of the Surviving Corporation. The holder of each share so extinguished and converted (of record on the stockholder records of Advanced Biotherapy at the Effective Time) shall be recorded on the books of the Surviving Corporation as the holder of the number of shares of New Advanced Biotherapy Common Stock that such holder is entitled to receive; and each certificate representing one or more shares of Advanced Biotherapy Common Stock shall be deemed, for all corporate purposes, to evidence ownership of the same number of shares of New Advanced Biotherapy Common Stock that the holder of such certificate is entitled to receive.

     b. Each person who, as a result of the Merger, holds one or more certificates representing one or more shares of Advanced Biotherapy Common Stock may surrender any such certificate to the Surviving Corporation and, upon such surrender, the Surviving Corporation shall, within a reasonable time, deliver to such person, in substitution and exchange therefor, one or more certificates evidencing the number of shares of New Advanced Biotherapy Common Stock that such person is entitled to receive in accordance with the terms of this Merger Agreement, in substitution for the number of shares of Advanced Biotherapy Common Stock represented by each certificate so surrendered: however, no such holder shall be required to surrender any such certificate until such certificate otherwise would be surrendered for transfer on the books of the issuing corporation in the ordinary course of business.

     c. At the Effective Time, all of the issued and outstanding shares of New Advanced Biotherapy Common Stock authorized, issued, or outstanding immediately prior to the Effective Time shall be cancelled and cease to exist, without any consideration being payable therefor.

     d. At the Effective Time, each option to purchase shares of Advanced Biotherapy Common Stock outstanding immediately prior to the Effective Time shall, automatically and without further act of either of the Constituent Corporations, become an option to purchase shares of New Advanced Biotherapy Common Stock, subject to the same terms and conditions and at the same option price applicable to each such option immediately prior to the Effective Time.

     e. At the Effective Time, each right to purchase any security of Advanced Biotherapy outstanding immediately prior to the Effective Time shall, automatically and without further act of either of the Constituent Corporations, become a right to purchase and identical amount and type of security of the Surviving Corporation, subject to the same terms and conditions and at the same exercise price applicable to such right immediately prior to the Effective Time.

     f. At the Effective Time, each outstanding debt security of Advanced Biotherapy that is convertible into shares of Advanced Biotherapy Common Stock shall, automatically and without further act of either of the Constituent Corporations, become convertible into shares of New Advanced Biotherapy Common Stock, subject to the same terms and conditions and at the same conversion price applicable immediately prior to the Effective Time.

     8. TERMINATION AND ABANDONMENT At any time prior to the Effective Time and for any reason, this Merger Agreement may be terminated and abandoned by the Board of Directors of Advanced Biotherapy, notwithstanding approval of this Merger Agreement by the stockholders of either or both of the Constituent Corporations.

     9. AMENDMENT. At any time prior to the Effective Time, this Merger Agreement may be amended, either before or after stockholder approval, by an agreement in writing executed in the same manner as this Merger Agreement, after due authorization thereof by the Boards of Directors of the Constituent Corporation; except that this Merger Agreement may not be amended after stockholder approval to the extent that such amendment would violate applicable law.

     10. APPROVAL, This Merger Agreement shall be submitted for approval by the stockholders of Advanced Biotherapy at a special meeting of stockholders. The approval of the Merger Agreement and the Merger by the stockholders of Advanced Biotherapy shall be a condition precedent to the Merger.

     11. GOVERNING LAW. The substantive law of the States of Nevada and Delaware, respectively, shall govern the validity, interpretation, effect and enforcement of this Agreement.

     12. EFFECTIVE TIME OF MERGER. The Effective Time of the Merger shall be the later of the date on which (a) a Certificate of Merger shall have been duly filed in the office of the Secretary of State of Delaware, and (b) Articles of Merger shall have been duly filed in the office of the Secretary of State of Nevada (the "Effective Time").

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                        ADVANCED BIOTHERAPY CONCEPTS, INC.,
                                        a Nevada corporation


                                        By: /s/ EDMOND BUCCELLATO
                                           -----------------------------------
                                           Edmond Buccellato
                                           Chief Executive Officer

                                        By: /s/  JEANNE KELLY
                                           -----------------------------------
                                           Jeanne Kelly
                                           Secretary


                                        ADVANCED BIOTHERAPY, INC.,
                                        a Delaware corporation


                                        By: /s/ EDMOND BUCCELLATO
                                           -----------------------------------
                                           Edmond Buccellato
                                           Chief Executive Officer


                                        By: /s/  JEANNE KELLY
                                           -----------------------------------
                                           Jeanne Kelly
                                           Secretary

                                                                     APPENDIX B



                          CERTIFICATE OF INCORPORATION

                                       OF

                            ADVANCED BIOTHERAPY, INC.

     FIRST: The name of the corporation is Advanced Biotherapy, Inc.

     SECOND: The address of the registered office of the Corporation in the State of Delaware shall be at 9 East Lookerman, Suite 1B, City of Dover, County of Kent, Delaware. The name and address of the Corporation's registered agent in the State of Delaware is National Registered Agents, 9 East Lookerman, Suite 1 B, City of Dover, County of Kent, Delaware.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware.

     FOURTH:

     1. The total number of shares of stock which the Corporation shall have authority to issue is One Hundred and Twenty Million (120,000,000), consisting of One Hundred Million (100,000,000) shares of Common Stock, $.001 par value per share, and Twenty Million (20,000,000) shares of Preferred Stock, $.001 par value per share.

     2. Shares of Preferred Stock may be issued from time to time in one (1) or more series. The Board of Directors is authorized, subject to limitations prescribed by law, to provide by resolution of the Board of Directors for the issuance of the shares of Preferred Stock in series to establish from time to time the number of shares to be included in each such series, and to fix by resolution of the Board of Directors the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following: (a) the number of shares constituting that series and the distinctive designation of that series; (b) the dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series; (c) whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;
(d) whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provisions for adjustment of the conversion rate in such events as the Board of Directors shall determine; (e) whether or not the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; (f) whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amount of such sinking fund; (g) the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation and the relative rights of priority, if any, of payment of shares of that series; and (h) any other relative or participating rights, preferences and limitations of that series. The Board of Directors is further authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

     FIFTH: In furtherance and not in limitation of the powers conferred by statute and subject to Article Sixth hereof, the Board of Directors is expressly authorized to adopt, repeal, rescind, alter or amend in any respect the Bylaws of the Corporation (the "Bylaws").

     SIXTH: Notwithstanding Article Fifth hereof, the Bylaws may be adopted, rescinded, altered or amended in any respect by the stockholders of the Corporation, but only by the affirmative vote of the holders of not less than 662/3% of all outstanding shares of common stock; PROVIDED, HOWEVER, that where such action is approved by a majority of the directors the affirmative vote of only a majority of the holders of all outstanding shares of common stock shall be required for approval of such action.

     SEVENTH: The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. Except as may otherwise be provided pursuant to Section 2 of Article Fourth hereof in connection with rights to elect additional directors under specified circumstances which may be granted to the holders any series of Preferred Stock, the exact number of directors of the Corporation shall be determined from time to time by a Bylaw or Amendment thereto provided that the number of directors shall not be reduced to less than three (3), except that there need be only as many directors as there are stockholders in the event that the outstanding shares are held of record by fewer than three (3) stockholders, and elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

     EIGHTH: Each director shall serve until his successor is elected and qualified or until his death, resignation or removal; and no decrease in the authorized number of directors shall shorten the term of any incumbent director; and additional directors, elected pursuant to Section 2 of Article Fourth hereof in connection with rights to elect such additional directors under specified circumstances which may be granted to holders of any series of Preferred Stock shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such series.

     NINTH: Except as may otherwise be provided pursuant to Section 2 of Article Fourth hereof in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock, newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board of Directors resulting from death, resignation, removal or other causes, shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified or until such director's death, resignation or removal, whichever first occurs.

     TENTH: Except for such additional directors as may be elected by the holders of any series of Preferred Stock pursuant to the terms thereof established by a resolution of the Board of Directors pursuant to Section 2 of Article Fourth hereof, any director may be removed from office with or without cause and only by the affirmative vote of the holders of not less than 662/3% of outstanding shares of common stock; PROVIDED, HOWEVER, that where such removal is approved by a majority of the directors the affirmative vote of only a majority of the holders of all outstanding shares of common stock shall be required for approval of such removal.

     ELEVENTH: Any action required or permitted to be taken by the stockholders of the Corporation shall be effected at a duly called Annual Meeting or at a special meeting of stockholders of the Corporation; PROVIDED, HOWEVER, in the event that where such action is approved by the majority of the directors, such action required or permitted to be taken by the stockholders of the Corporation may be effected either at a duly called Annual Meeting or at a special meeting of stockholders of the Corporation or by the written consent of the stockholders of the Corporation.

     TWELFTH: Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

     THIRTEENTH: The provisions set forth in this Article Thirteenth and in Articles Fifth, Sixth, Seventh, Eighth, Ninth, Tenth and Eleventh hereof may not be repealed, rescinded, altered or amended in any respect, and no other provision or provisions may be adopted which impair(s) in any respect the operation or effect of any such provision, except by the affirmative vote of the holders of not less than 662/3% of all outstanding shares of common stock; PROVIDED, HOWEVER, that where such action is approved by a majority of the directors the affirmative vote of only a majority of the holders of all outstanding shares of common stock shall be required for approval of such action.

     FOURTEENTH: The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in this Certificate in the manner now or hereafter prescribed by applicable law, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the preceding sentence, the provisions set forth in Articles Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, and

Thirteenth may not be repealed, rescinded, altered or amended in any respect, and no other provision or provisions may be adopted which impair(s) in any respect the operation or effect of any such provision, unless such action is approved as specified in Article Thirteenth hereof.

     FIFTEENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the Delaware General Corporation Law, or (d) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law.

     Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

     SIXTEENTH: No contract or other transaction of the Corporation with any other person, firm or corporation, or in which this corporation is interested, shall be affected or invalidated by: (a) the fact that any one or more of the directors or officers of the Corporation is interested in or is a director or officer of such other firm or corporation; or, (b) the fact that any director or officer of the Corporation, individually or jointly with others, may be a party to or may be interested in any such contract or transaction, so long as the contract or transaction is authorized, approved or ratified at a meeting of the Board of Directors by sufficient vote thereon by directors not interested therein, to which such fact of relationship or interest has been disclosed, or the contract or transaction has been approved or ratified by vote or written consent of the stockholders entitled to vote, to whom such fact of relationship or interest has been disclosed, or so long as the contract or transaction is fair and reasonable to the Corporation.

     The undersigned, being the incorporator, for the purposes of forming a corporation under the laws of the State of Delaware, does make, file and record this Certificate of Incorporation, does certify that the facts herein stated are true and, accordingly, have hereto executed this instrument through its duly authorized representative as of the 10th day of July, 2000.

                                       ADVANCED BIOTHERAPY CONCEPTS, INC.,
                                       a Nevada corporation


                                       By:
                                          ----------------------------------
                                          Edmond Buccellato
                                          President and Chief Executive Officer

                                                                    APPENDIX C

                                     BYLAWS
                                       OF

                            ADVANCED BIOTHERAPY, INC.
                            (A DELAWARE CORPORATION)

                                    ARTICLE I
                                     Offices

     Section 1.01. PRINCIPAL EXECUTIVE OFFICE. The principal executive office of ADVANCED BIOTHERAPY, INC., a Delaware corporation ("Corporation"), shall be located at 6355 Topanga Canyon Boulevard, Suite 510, Woodland Hills, California 91367. The Board of Directors of the Corporation (the "Board of Directors") may change the location of said principal executive office.

     Section 1.02. OTHER OFFICES. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

                                   ARTICLE II
                            Meetings of Stockholders

     Section 2.01. ANNUAL MEETINGS. The annual meeting of stockholders of the Corporation shall be held at a date and at such time as the Board of Directors shall determine. At each annual meeting of stockholders, directors shall be elected in accordance with the provisions of Section 3.03 hereof and any other proper business may be transacted.

     Section 2.02. SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called at any time by a majority of the Board of Directors, by the Chairman of the Board, by the President, or by holders of not less than fifty percent (50%) of the voting power of all outstanding shares of voting stock regardless of class and voting together as a single voting class. The term "voting stock" as used in these Bylaws shall have the meaning set forth in Section 203(c) of the Delaware General Corporation Law. Special meetings may not be called by any other person or persons. Each special meeting shall be held at such date and time as is requested by the person or persons calling the meeting, within the limits fixed by law.

     Section 2.03. PLACE OF MEETINGS. Each annual or special meeting of stockholders shall be held at such location as may be determined by the Board of Directors or, if no such determination is made, at such place as may be determined by the Chairman of the Board. If no location is so determined, any annual or special meeting shall be held at the principal executive office of the Corporation.

     Section 2.04. NOTICE OF MEETINGS. Written notice of each annual or special meeting of stockholders stating the date and time when, and the place where, it is to be held shall be delivered either personally or by mail to stockholders entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. The purpose or purposes for which the meeting is called may, in the case of an annual meeting, and shall, in the case of a special meeting, also be stated. If mailed, such notice shall be directed to a stockholder at his address as it shall appear on the stock books of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which case such notice shall be mailed to the address designated in such request.

     Section 2.05. CONDUCT OF MEETINGS. All annual and special meetings of stockholders shall be conducted in accordance with such rules and procedures as the Board of Directors may determine subject to the requirements of applicable law and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine. The chairman of any annual or special meeting of stockholders shall be the Chairman of the Board. The Secretary, or in the absence of the Secretary, a person designated by the Chairman of the Board, shall act as secretary of the meeting.







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

     Section 2.06. QUORUM. At any meeting of stockholders of the Corporation, the presence, in person or by proxy, of the holders of record of a majority of the shares then issued and outstanding and entitled to vote at the meeting shall constitute a quorum for the transaction of business; PROVIDED, HOWEVER, that this Section 2.06 shall not affect any different requirement which may exist under statute, pursuant to the rights of any authorized class or series of stock, or under the Certificate of Incorporation of the Corporation, as amended or restated from time to time (the "Certificate"), for the vote necessary for the adoption of any measure governed thereby.

     In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

     Section 2.07. VOTES REQUIRED. The affirmative vote of a majority of the shares present in person or represented by proxy at a duly called meeting of stockholders of the Corporation, at which a quorum is present and entitled to vote on the subject matter, shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, except that the election of directors shall be by plurality vote, unless the vote of a greater or different number thereof is required by statute, by the rights of any authorized class of stock or by the Certificate.

     Unless the Certificate or a resolution of the Board of Directors adopted in connection with the issuance of shares of any class or series of stock provides for a greater or lesser number of votes per share, or limits or denies voting rights, each outstanding share of stock, regardless of class or series, shall be entitled to one (l) vote on each matter submitted to a vote at a meeting of stockholders.

     Section 2.08. PROXIES. A stockholder may vote the shares owned of record by him either in person or by proxy executed in writing (which shall include writings sent by telex, telegraph, cable or facsimile transmission) by the stockholder himself or by his duly authorized attorney-in-fact. No proxy shall be valid after three (3) years from its date, unless the proxy provides for a longer period. Each proxy shall be in writing, subscribed by the stockholder or his duly authorized attorney-in-fact, and dated, but it need not be sealed, witnessed or acknowledged.

     Section 2.09. STOCKHOLDER ACTION. Any action required or permitted to be taken by the stockholders of the Corporation must be effect at a duly called Annual Meeting or at a special meeting of stockholders of the Corporation.

     Section 2.10. LIST OF STOCKHOLDERS. The Secretary of the Corporation shall prepare and make (or cause to be prepared and made), at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of, and the number of shares registered in the name of, each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the duration thereof, and may be inspected by any stockholder who is present.

     Section 2.11. INSPECTORS OF ELECTION. In advance of any meeting of stockholders, the Board of Directors may appoint Inspectors of Election to act at such meeting or at any adjournment or adjournments thereof. If such Inspectors are not so appointed or fail or refuse to act, the chairman of any such meeting may (and, upon the demand of any stockholder or stockholder's proxy, shall) make such an appointment.

     The number of Inspectors of Election shall be one (1) or three (3). If there are three (3) Inspectors of Election, the decision, act or certificate of a majority shall be effective and shall represent the decision, act or certificate of all. No such Inspector need be a stockholder of the Corporation.

     Subject to any provisions of the Certificate of Incorporation, the Inspectors of Election shall determine the number of shares outstanding, the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies; they shall receive votes, ballots or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine when the polls shall close and determine the result; and finally, they shall do such acts as may be proper to conduct the election or vote with fairness to all stockholders. On request, the Inspectors shall make a report in writing to the secretary of the meeting concerning any challenge, question or other matter as may have been determined by them and shall execute and deliver to such secretary a certificate of any fact found by them.

     Section 2.12. CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested.

     Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the date the earliest dated consent is delivered to the Corporation, a written consent or consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner prescribed in the first paragraph of this Section.

                                   ARTICLE III
                                    Directors

     Section 3.01. POWERS. The business and affairs of the Corporation shall be managed by and be under the direction of the Board of Directors. The Board of Directors shall exercise all the powers of the Corporation, except those that are conferred upon or reserved to the stockholders by statute, the Certificate or these Bylaws.

     Section 3.02. NUMBER. The number of directors shall be fixed from time to time by resolution of the Board of Directors but shall not be less than three
(3) nor more than eleven (11).

     Section 3.03. ELECTION AND TERM OF OFFICE. Each director shall serve until his successor is elected and qualified or until his death, resignation or removal, no decrease in the authorized number of directors shall shorten the term of any incumbent director, and additional directors elected in connection with rights to elect such additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock shall not be included in any class, but shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such series.

     Section 3.04. ELECTION OF CHAIRMAN OF THE BOARD. At the organizational meeting immediately following the annual meeting of stockholders, the directors shall elect a Chairman of the Board from among the directors who shall hold office until the corresponding meeting of the Board of Directors in the next year and until his successor shall have been elected or until his earlier resignation or removal. Any vacancy in such office may be filled for the unexpired portion of the term in the same manner by the Board of Directors at any regular or special meeting.

     Section 3.05. REMOVAL. Any director may be removed from office only as provided in the Certificate of Incorporation.

     Section 3.06. VACANCIES AND ADDITIONAL DIRECTORSHIPS. Newly created directorships resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and







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

until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     Section 3.07. REGULAR AND SPECIAL MEETINGS. Regular meetings of the Board of Directors shall be held immediately following the annual meeting of the stockholders; without call at such time as shall from time to time be fixed by the Board of Directors; and as called by the Chairman of the Board in accordance with applicable law.

     Special meetings of the Board of Directors shall be held upon call by or at the direction of the Chairman of the Board, the President or any two (2) directors, except that when the Board of Directors consists of one (1) director, then the one director may call a special meeting. Except as otherwise required by law, notice of each special meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least three (3) days before the day on which the meeting is to be held, or shall be sent to him at such place by facsimile transmission (with evidence of receipt), electronic mailing (with evidence of receipt), or telephoned or delivered to him personally, not later than the day before the day on which the meeting is to be held. Such notice shall state the time and place of such meeting, but need not state the purpose or purposes thereof, unless otherwise required by law, the Certificate of Incorporation or these Bylaws ("Bylaws").

     Notice of any meeting need not be given to any director who shall attend such meeting in person (except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened) or who shall waive notice thereof, before or after such meeting, in a signed writing.

     Section 3.08. QUORUM. At all meetings of the Board of Directors, a majority of the fixed number of directors shall constitute a quorum for the transaction of business, except that when the Board of Directors consists of one (1) director, then the one director shall constitute a quorum.

     In the absence of a quorum, the directors present, by majority vote and without notice other than by announcement, may adjourn the meeting from time to time until a quorum shall be present. At any reconvened meeting following such an adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

     Section 3.09. VOTES REQUIRED. Except as otherwise provided by applicable law or by the Certificate of Incorporation, the vote of a majority of the directors present at a meeting duly held at which a quorum is present shall be sufficient to pass any measure.

     Section 3.10. PLACE AND CONDUCT OF MEETINGS. Each regular meeting and special meeting of the Board of Directors shall be held at a location determined as follows: The Board of Directors may designate any place, within or without the State of Delaware, for the holding of any meeting. If no such designation is made: (a) any meeting called by a majority of the directors shall be held at such location, within the county of the Corporation's principal executive office, as the directors calling the meeting shall designate; and (b) any other meeting shall be held at such location, within the county of the Corporation's principal executive office, as the Chairman of the Board may designate or, in the absence of such designation, at the Corporation's principal executive office. Subject to the requirements of applicable law, all regular and special meetings of the Board of Directors shall be conducted in accordance with such rules and procedures as the Board of Directors may approve and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine. The chairman of any regular or special meeting shall be the Chairman of the Board, or, in his absence, a person designated by the Board of Directors. The Secretary, or, in the absence of the Secretary, a person designated by the chairman of the meeting, shall act as secretary of the meeting.

     Section 3.11. PARTICIPATION IN MEETINGS BY CONFERENCE TELEPHONE. Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

     Section 3.12. FEES AND COMPENSATION. Directors shall be paid such compensation as may be fixed from time to time by resolution of the Board of
Directors: (a) for their usual and contemplated services as directors; (b) for their services as members of committees appointed by the Board of Directors, including attendance at committee meetings as well as services which may be required when committee members must consult with management staff; and (c) for extraordinary services as directors or as members of committees appointed by the Board of Directors, over and above those services for which compensation is fixed pursuant to items (a) and (b) in this Section
3.12. Compensation may be in the form of an annual retainer fee or a fee for attendance at meetings, or both, or in such other form or on such basis as the resolutions of the Board of Directors shall fix. Directors shall be reimbursed for all reasonable expenses incurred by them in attending meetings of the Board of Directors and committees appointed by the Board of Directors and in performing compensable extraordinary services. Nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity, such as an officer, agent, employee, consultant or otherwise, and receiving compensation therefor.

     Section 3.13. COMMITTEES OF THE BOARD OF DIRECTORS. To the full extent permitted by applicable law, the Board of Directors may from time to time establish committees, including, but not limited to, standing or special committees and an executive committee with authority and responsibility for bookkeeping, with authority to act as signatories on Corporation bank or similar accounts and with authority to choose attorneys for the Corporation and direct litigation strategy, which shall have such duties and powers as are authorized by these Bylaws or by the Board of Directors. Committee members, and the chairman of each committee, shall be appointed by the Board of Directors. The Chairman of the Board, in conjunction with the several committee chairmen, shall make recommendations to the Board of Directors for its final action concerning members to be appointed to the several committees of the Board of Directors. Any member of any committee may be removed at any time with or without cause by the Board of Directors. Vacancies which occur on any committee shall be filled by a resolution of the Board of Directors. If any vacancy shall occur in any committee by reason of death, resignation, disqualification, removal or otherwise, the remaining members of such committee, so long as a quorum is present, may continue to act until such vacancy is filled by the Board of Directors. The Board of Directors may, by resolution, at any time deemed desirable, discontinue any standing or special committee. Members of standing committees, and their chairmen, shall be elected yearly at the regular meeting of the Board of Directors which is held immediately following the annual meeting of stockholders. The provisions of Sections 3.07, 3.08, 3.09 and 3.10 of these Bylaws shall apply, altered where necessary, to any such Committee of the Board of Directors.

                                   ARTICLE IV
                                    Officers

     Section 4.01. DESIGNATION, ELECTION AND TERM OF OFFICE. The Corporation shall have a Chairman of the Board, a President, Treasurer, such senior vice presidents and vice presidents as the Board of Directors deems appropriate, a Secretary and such other officers as the Board of Directors may deem appropriate. These officers shall be elected annually by the Board of Directors at the organizational meeting immediately following the annual meeting of stockholders, and each such officer shall hold office until the corresponding meeting of the Board of Directors in the next year and until his successor shall have been elected and qualified or until his earlier resignation, death or removal. Any vacancy in any of the above offices may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

     Section 4.02. CHAIRMAN OF THE BOARD. The Chairman of the Board of Directors shall preside at all meetings of the directors and shall have such other powers and duties as may from time to time be assigned to him by the Board of Directors.

     Section 4.03. PRESIDENT. The President shall be the chief executive officer of the Corporation and shall, subject to the power of the Board of Directors, have general supervision, direction and control of the business and affairs of the Corporation. He shall preside at all meetings of the stockholders and, in the absence of the Chairman of the Board, at all meetings of the directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other duties as may be assigned to him from time to time by the Board of Directors.

     Section 4.04. TREASURER. The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of account of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by the directors.

     The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his transactions as the Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

     Section 4.05. SECRETARY. The Secretary shall keep the minutes of the meetings of the stockholders, the Board of Directors and all committees. He shall be the custodian of the corporate seal and shall affix it to all documents which he is authorized by law or the Board of Directors to sign and seal. He also shall perform such other duties as may be assigned to him from time to time by the Board of Directors or the Chairman of the Board or President.

     Section 4.06. ASSISTANT OFFICERS. The President may appoint one or more assistant secretaries and such other assistant officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as may be specified from time to time by the President.

     Section 4.07. WHEN DUTIES OF AN OFFICER MAY BE DELEGATED. In the case of absence or disability of an officer of the Corporation or for any other reason that may seem sufficient to the Board of Directors, the Board of Directors or any officer designated by it, or the President, may, for the time of the absence or disability, delegate such officer's duties and powers to any other officer of the Corporation.

     Section 4.08. OFFICERS HOLDING TWO OR MORE OFFICES. The same person may hold any two (2) or more of the above-mentioned offices.

     Section 4.09. COMPENSATION. The Board of Directors shall have the power to fix the compensation of all officers and employees of the Corporation.

     Section 4.10. RESIGNATIONS. Any officer may resign at any time by giving written notice to the Board of Directors, to the President, or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein unless otherwise determined by the Board of Directors. The acceptance of a resignation by the Corporation shall not be necessary to make it effective.

     Section 4.11. REMOVAL. Any officer of the Corporation may be removed, with or without cause, by the affirmative vote of a majority of the entire Board of Directors. Any assistant officer of the Corporation may be removed, with or without cause, by the President or by the Board of Directors.

     Section 4.12 ACTION WITH RESPECT TO SECURITIES OF OTHER CORPORATIONS. Unless otherwise directed by the Board of Directors, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

                                    ARTICLE V
  Indemnification of Directors, Officers, Employees and other Corporate Agents

     Section 5.01. ACTION, ETC., OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise (all such persons being referred to hereinafter as an "Agent"), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

     Section 5.02. ACTION, ETC., BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was an Agent against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation by a court of competent jurisdiction, after exhaustion of all appeals therefrom, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

     Section 5.03. DETERMINATION OF RIGHT OF INDEMNIFICATION. Any indemnification under Sections 5.01 or 5.02 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Agent is proper in the circumstances because the Agent has met the applicable standard of conduct set forth in Sections 5.01 and 5.02 hereof, which determination is made (a) by the Board of Directors, by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

     Section 5.04. INDEMNIFICATION AGAINST EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Article V, to the extent that an Agent has been successful on the merits or otherwise, including the dismissal of an action without prejudice or the settlement of an action without admission of liability, in defense of any action, suit or proceeding referred to in Sections
5.01 or 5.02 hereof, or in defense of any claim, issue or matter therein, such Agent shall be indemnified against expenses, including attorneys' fees actually and reasonably incurred by such Agent in connection therewith.

     Section 5.05. ADVANCES OF EXPENSES. Except as limited by Section 5.06 of this Article V, expenses incurred by an Agent in defending any civil or criminal action, suit, or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, if the Agent shall undertake to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified as authorized in this Article V. Notwithstanding the foregoing, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel in a written opinion, that, based upon the facts known to the Board of Directors or counsel at the time such determination is made, such person acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interest of the Corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe his conduct was unlawful.

     Section 5.06. RIGHT OF AGENT TO INDEMNIFICATION UPON APPLICATION; PROCEDURE UPON APPLICATION. Any indemnification or advance under this Article V shall be made promptly, and in any event within ninety days, upon the written request of the Agent, unless a determination shall be made in the manner set forth in the second sentence of Subsection 5.05 hereof that such Agent acted in a manner set forth therein so as to justify the Corporation's not indemnifying or making an advance to the Agent. The right to indemnification or advances as granted by this Article V shall be enforceable by the Agent in any court of competent jurisdiction, if the Board of Directors or independent legal counsel denies the claim, in whole or in part, or if no disposition of such claim is made within ninety (90) days. The Agent's expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

     Section 5.07 RIGHT OF INDEMNITEE TO BRING SUIT. If a claim under Sections
5.01 or 5.02 of this Article V is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation, including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this
Article V or otherwise shall be on the Corporation.

     Section 5.08. OTHER RIGHTS AND REMEDIES. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which an Agent seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors and administrators of such a person. All rights to indemnification under this Article V shall be deemed to be provided by a contract between the Corporation and the Agent who serves in such capacity at any time while these Bylaws and other relevant provisions of the Delaware General Corporation Law and other applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

     Section 5.09. INSURANCE. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was an Agent against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article V.

     Section 5.10. CONSTITUENT CORPORATIONS. For the purposes of this Article V, references to "the Corporation" shall include, in addition to the resulting corporation, all constituent corporations (including all constituents of constituents) absorbed in a consolidation or merger as well as the resulting or surviving corporation, which, if the separate existence of such constituent corporation had continued, would have had power and authority to indemnify its Agents, so that any Agent of such constituent corporation shall stand in the same position under the provisions of the Article V with respect to the resulting or surviving corporation as that Agent would have with respect to such constituent corporation if its separate existence had continued.

     Section 5.11. OTHER ENTERPRISES, FINES, AND SERVING AT CORPORATION'S REQUEST. For purposes of this Article V, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article V.

     Section 5.12. SAVINGS CLAUSE. If this Article V or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Agent as to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this
Article V that shall not have been invalidated, or by any other applicable law.

                                   ARTICLE VI
                                      Stock

     Section 6.01. CERTIFICATES. Except as otherwise provided by law, each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number and class (and series, if appropriate) of shares of stock owned by him in the Corporation. Each certificate shall be signed in the name of the Corporation by the Chairman of the Board or a Vice-Chairman of the Board or the President or a Vice President, together with the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. Any or all of the signatures on any certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

     Section 6.02. TRANSFER OF SHARES. Shares of stock shall be transferable on the books of the Corporation only by the holder thereof, in person or by his duly authorized attorney, upon the surrender of the certificate representing the shares to be transferred, properly endorsed, to the Corporation's transfer agent, if the Corporation has a transfer agent, or to the Corporation's registrar, if the Corporation has a registrar, or to the Secretary, if the Corporation has neither a transfer agent nor a registrar. The Board of Directors shall have power and authority to make such other rules and regulations concerning the issue, transfer and registration of certificates of the Corporation's stock as it may deem expedient.

     Section 6.03. TRANSFER AGENTS AND REGISTRARS. The Corporation may have one or more transfer agents and one or more registrars of its stock whose respective duties the Board of Directors or the Secretary may, from time to time, define. No certificate of stock shall be valid until countersigned by a transfer agent, if the Corporation has a transfer agent, or until registered by a registrar, if the Corporation has a registrar. The duties of transfer agent and registrar may be combined.

     Section 6.04. STOCK LEDGERS. Original or duplicate stock ledgers, containing the names and addresses of the stockholders of the Corporation and the number of shares of each class of stock held by them, shall be kept at the principal executive office of the Corporation or at the office of its transfer agent or registrar.

     Section 6.05. RECORD DATES. The Board of Directors may fix, in advance, a date as the record date for the purpose of determining stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or in order to make a determination of stockholders for any other proper purpose. Such date in any case shall be not more than sixty (60) days, and in case of a meeting of stockholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. Only those stockholders of record on the date so fixed shall be entitled to any of the foregoing rights, notwithstanding the transfer of any such stock on the books of the Corporation after any such record date fixed by the Board of Directors.

                                      PROXY

                       ADVANCED BIOTHERAPY CONCEPTS, INC.

             THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS

                      FOR AN ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON AUGUST 24, 2000

     The undersigned stockholder appoints Edmond Buccellato and Alexander L. Cappello, or either of them, as proxy with full power of substitution, to vote the shares of voting common stock of Advanced Biotherapy Concepts, Inc., a Nevada corporation (the "Company"), which the undersigned is entitled to vote at an Annual Meeting of Stockholders to be held at the Marriott Hotel, Los Angeles International Airport, 5855 West Century Boulevard, Los Angeles, California 90045 on August 24, 2000, at 4:00 p.m., local time, and at any adjournments thereof (the "Meeting"), upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, such proxy is instructed to vote as follows:

     THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS INDICATED ON THIS CARD AND AS SUCH PROXIES DEEM ADVISABLE WITH DISCRETIONARY AUTHORITY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

1. To elect to the Board of Directors eight (8) directors to serve until the next Annual Meeting of Stockholders of the Company and until their successors are elected and qualified, or until death, resignation or removal.

     [ ] FOR all nominees listed herein (except as marked up to the contrary below).

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below)

SIMON SKURKOVICH, M.D.                 BORIS SKURKOVICH, M.D.
LAWRENCE LOOMIS                        EDMOND BUCCELLATO
LEONARD MILLSTEIN                      PAUL J. MARANGOS
ALEXANDER L. CAPPELLO                  JOHN M. BENDHEIM

2. To approve and adopt the Agreement of Merger pursuant to which the Company will be merged into its new, wholly-owned Delaware subsidiary resulting in the reincorporation of the Company to Delaware from Nevada, the adoption of a new corporate name,

     "Advanced Biotherapy, Inc.," the adoption of the Certificate of Incorporation and the Bylaws of Advanced Biotherapy, Inc., which have the effect of adopting certain measures affecting stockholders' rights, increasing the authorized number of shares of common stock to 100,000,000 shares and authorizing 20,000,000 shares of preferred stock, all as more fully described in the Proxy Statement. [ ] FOR [ ] AGAINST [ ] ABSTAIN

3. To approve and adopt an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of common stock to 100,000,000 shares and to authorize 20,000,000 shares of preferred stock.

     [ ]      FOR           [ ]     AGAINST                [ ]      ABSTAIN

4. To approve and adopt an amendment to the Company's Articles of Incorporation to change the Company's name to "Advanced Biotherapy, Inc."

     [ ]      FOR           [ ]     AGAINST                [ ]      ABSTAIN

5. To approve the authority of the Board of Directors, which authority is contingent upon the Board of Directors making a determination within one year after the Annual Meeting that such action is in the best interest of the Corporation's stockholders, to effect a decrease in the number of issued and outstanding shares of the Corporation's common stock (or shares of Advanced Biotherapy, Inc. common stock if Proposal 2 shall be approved) by means of a reverse stock split in a range not to exceed a one-for-four reverse split, i.e., at a ratio of at least 1:4.

     [ ]      FOR           [ ]     AGAINST                [ ]      ABSTAIN

     In the discretion of the Board of Directors, the proxy is authorized to vote upon such other business as may properly come before the meeting.

DATED:
      ---------------------         -------------------------------------------
                                    Signature

                                    -------------------------------------------
                                    Signature of joint holder (if applicable)

                                    -------------------------------------------
                                    Print Name(s)

(Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are jointly held, each holder must sign. If a corporation, please sign in full corporate name by President or other authorized officer and Secretary or other additional officer. If a partnership, trust or other entity, please sign in the partnership or trust or other entity name by an authorized person).


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE CHECK THE BOXES ABOVE AND, IF DESIRED, MARK ANY INDIVIDUAL DIRECT-NOMINEE'S NAME, SIGN, DATE AND RETURN THIS PROXY TO AMERICAN STOCK TRANSFER &

TRUST CO., 40 WALL STREET, NEW YORK, NEW YORK 10005, ATTN: PROXY SERVICES, IN THE SELF-ADDRESSED ENVELOPE PROVIDED.

THE PERSONS NAMED IN THE ACCOMPANYING PROXY CARD ARE DIRECTORS OR OFFICERS OF THE COMPANY. A STOCKHOLDER HAS THE RIGHT TO APPOINT A PERSON OTHER THAN THE PERSON NAMED IN THE ENCLOSED PROXY CARD TO ATTEND AND ACT FOR HIM ON HIS BEHALF AT THE MEETING. TO EXERCISE THIS RIGHT, A STOCKHOLDER SHALL STRIKE OUT THE NAMES OF THE PERSONS NAMED IN THE PROXY CARD AND INSERT THE NAME OF HIS OR HER NOMINEE IN THE BLANK SPACE PROVIDED, OR COMPLETE ANOTHER PROXY CARD. THE COMPLETED PROXY CARD SHOULD BE DEPOSITED WITH THE COMPANY'S TRANSFER AGENT, AMERICAN STOCK TRANSFER & TRUST CO., 40 WALL STREET, NEW YORK, NEW YORK 10005, AT LEAST 10 DAYS PRIOR TO THE MEETING OR DELIVERED TO THE COMPANY AT 6355 TOPANGA CANYON BOULEVARD, CALIFORNIA 91367 AT LEAST 48 HOURS BEFORE THE TIME OF THE MEETING OR ANY ADJOURNMENT THEREOF. IN ADDITION, A STOCKHOLDER MAY REVOKE A PROXY PREVIOUSLY GIVEN BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING.